M A T T H E W S  A S I A N  F U N D S

A n n u a l  R e p o r t   •   A u g u s t  3 1 ,  2 0 0 2

Matthews Pacific Tiger Fund   |   Matthews Asian Growth and Income Fund

Matthews Korea Fund   |   Matthews China Fund

Matthews Japan Fund   |   Matthews Asian Technology Fund

w w w . m a t t h e w s f u n d s . c o m

百货商店
交通银行
OMEGA
米茄—我们的选择
大光明钟表商店
康培尔
西服
茂昌眼镜公司
MAOCHANG
PEPSI
LUX

OUR VIEWS OF ASIA

From top to bottom:

Asia’s demographic profile bodes well for the future of the region. Within the next 10 to 20 years there will be more than one billion people in Asia who will be in their peak spending years.
China, 2001

The consumer sector in Asia continues to play a growing role in the regional economy. Domestic spending in Asia is helping to offset a weak global economy.
Hong Kong, 2001

SEOUL
WELCOMES
THE
WORLD
Korea Team Fighting!
SPICA
2002 FIFA WORLD CUP
서울
SEOUL
코리아팀 파이팅!
WE BELIEVE IN YOU
이제 우리는 그들과 함께 숨을 쉰다
NONSTOP ACTION! BEAT GERMANY!
adidas
McDonald's
HYUNDAI
FUJI XEROX
PHILIPS
YAHOO!
MasterCard

Korean fans spell out “Dreams Come True” during the World Cup semi-final match between South Korea and Germany on June 25, 2002. The 2002 World Cup, co-hosted by South Korea and Japan, marked the first time in World Cup history that a Korean team made it to the semi-final round.
Korea, 2002

Asian technology companies continue to gain global market share. Regionally, Asia’s high savings rates and rising per-capita incomes are becoming the primary drivers of Asian technology growth.
Japan, 2001

On the cover:
A small portion of Hong Kong’s waterfront.

M A T T H E W S  A S I A N  F U N D S

A n n u a l  R e p o r t   •   A u g u s t  3 1 ,  2 0 0 2

Contents

Message to Shareholders                                 2

Morningstar Analysis                                    4

Matthews Pacific Tiger Fund                             6

Matthews Asian Growth and Income Fund                   8

Matthews Korea Fund                                    10

Matthews China Fund                                    12

Matthews Japan Fund                                    14

Matthews Asian Technology Fund                         16

Schedule of Investments                                18

Statement of Assets and Liabilities                    30

Statement of Operations                                32

Statement of Changes in Net Assets                     34

Financial Highlights                                   38

Notes                                                  44

Report of Independent Certified Public Accountants     52

Trustees and Officers                                  53

M e s s a g e t o S h a r e h o l d e r s

Dear Fellow Shareholders,

The fiscal year ended August 31, 2002, has been a period of strong relative performance for many Asian financial markets. Although the latter half of 2001 was dominated by the events of September 11, the region’s initial fears of significant deterioration in post–September 11 global economic activity proved overblown. In the year’s final weeks, financial markets around the region recovered quickly. In the early months of 2002, a number of Asian countries saw significant equity market rallies, fueled by hopes of further economic recovery in the U.S. and Europe. Over the course of the summer, Asian markets pulled back as doubts grew about the strength of the U.S. economic recovery. Nevertheless, so far in 2002 Asia’s economies and markets have fared better than their counterparts elsewhere, with the notable exception of Japan.
        For the six funds in the Matthews Asian Funds family, the fiscal year saw returns ranging from +68% in the case of the Matthews Korea Fund to –12% for the Matthews Japan Fund.
        Within Asia the nature of economic recovery has remained uneven, with significant strength in some sectors offsetting weakness in others. Notably, the consumer sector continues to play a growing role in China, Thailand, and South Korea. Domestic spending in those countries and for the region as a whole is helping offset a weak global economy, particularly in technology-related exports. Asian exporters have also offset weak market conditions by gaining market share due to their highly competitive cost base.
        Japan’s economy has shown very modest signs of renewed growth, but there has been progress in restructuring and reform. We are particularly encouraged by the increased urgency shown by the Bank of Japan in addressing deflation, the major threat to Japanese economic recovery. Although there is disagreement within the government about how vigorously anti-deflation policies should be pursued, the governor of the Bank of Japan has been increasingly supportive of strong measures. With some major Japanese equity indices at close to 20-year lows, such actions are long overdue.
        China has continued to grow its economy at a rapid rate, confounding expectations that the slowing demand for exports would cause a dramatic decline in China’s internal growth. While skeptics question the accuracy of China’s statistics, the reality of its steady growth is readily apparent to regular travelers to China. During the past year, China has gained admission to the World Trade Organization, won its bid to host the 2008 Olympics, lost its best basketball player to the NBA draft, and eased tensions with the United States. China’s financial markets remain underdeveloped and geopolitical concerns persist, but reform and restructuring in its state-owned enterprises and domestic financial system continue to move forward. We remain optimistic that Hong Kong will continue to benefit from its ever-closer ties with China—such as the growing number of major Chinese companies seeking to improve their access to foreign capital through listing on Hong Kong’s well-regulated stock market.

2	M a t t h e w s A s i a n F u n d s

G. Paul Matthews, Chairman and Chief Investment Officer (left) Mark W. Headley, President and Portfolio Manager

        South Korea has sustained its dramatic progress in financial restructuring and economic recovery, proving extraordinarily resilient to slowing external demand. South Korea is one of the few relatively large countries in the region on the verge of surpassing the $10,000-per-capita GNP threshold, widely considered the definition of a developed country. Successful restructuring has allowed it to lead the way in generating consumer growth, which has helped offset declines in trade and the growth of capital investment. As always, the prospect of reunification with North Korea remains an uncertainty, but Kim Dae-Jung’s “sunshine” policies toward the North seem to be improving dialogue between North and South as well as between North Korea, Japan, and the U.S.
        South Asian countries still face a number of challenges, but even in the Philippines and Indonesia local financial markets have stabilized and some progress has been made toward improving reporting and governance standards. Thailand has best emulated South Korea’s efforts to grow its domestic economy.
        As a fund family, Matthews Asian Funds has worked hard to improve our communications with shareholders and provide as much information as possible on the region and our investment efforts. Most notably, we have enhanced the fund family’s Web site, www.matthewsfunds.com, with daily, weekly, and monthly reports available through e-mail subscription. We are also publishing special reports under our new AsiaNow research series. We encourage you to visit us online or call us at 800-789-ASIA [2742] if you would like to receive this information.
        In closing, we remain highly encouraged by broad trends in Asia as well as by the steady growth and the improvement in corporate quality found across the portfolios. We thank you for your continued support of our efforts.

G. Paul Matthews
Chairman and Chief Investment Officer

Mark W. Headley
President and Portfolio Manager

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Matthews Pacific Tiger Fund (MAPTX)

Overall Morningstar rating as of 8/31/02 out of 76 Pacific/Asia ex-Japan Funds.

This growth fan remains one of the
best offerings in its category.

William Samuel Rocco, Morningstar Analyst

Matthews Pacific Tiger Fund remains focused on firms with strong growth prospects and moderate prices, and it continues to consider all countries in emerging Asia and companies of all sizes. The portfolio’s 25% financial stake includes significant positions in midsize Hong Kong banks Dah Sing Financial and Bank of East Asia. And the fund also owns several small caps, including the Singapore noodle company Nong Shim and the Hong Kong restaurant chain Cafe de Coral. As a result, its median market cap is still a fraction of the group norm.
        Moreover, though Korea and Hong Kong remain the largest country weights here—at about 27% and 25%, respectively—the fund also has significant exposure to the region’s smaller markets. In fact, its 9% Thailand stake and its 5% Indonesia position are much bigger than the category’s norms. Smaller caps have also outpaced larger caps in emerging Asia, and several of Paul Matthews’ and Mark Headley’s picks have done particularly well. The fund has also benefited from its hefty stake in Korea and its oversized positions in Thailand and Indonesia.
        Superior results are nothing new here. The fund has beaten the competition in all kinds of markets in the past, and its long-term returns rank among its group’s best. And it hasn’t been much more volatile than most members of its chaotic category along the way. For all these reasons, we think this fund should be on every emerging-Asia fan’s short list. ■

—September 4, 2002

Investing in foreign securities may involve certain additional risks including exchange rate fluctuations, reduced liquidity, greater volatility, and less regulation. Past performance does not guarantee future results. Investment return and principal value of mutual funds will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. As of 6/30/02, the 1-year total return for the Matthews Asian Growth and Income Fund was 17.63%, the 5-year average annual total return was 7.81% and since inception (9/12/94) the average annual total return was 8.17%. As of August 31, 2002, the Matthews Asian Growth and Income Fund received an Overall Morningstar Rating™ of 5 stars out of 76 funds in the Pacific/Asia ex-Japan stock category, 5 stars out of 76 funds for the 3-year period, and 5 stars out of 57 funds for the 5-year period. As of 6/30/02, the 1-year total return for the Matthews Pacific Tiger Fund was 9.17%, the 5-year average annual total return was –2.79% and since inception (9/12/94) the average annual total return was 1.57%. As of August 31, 2002, the Matthews Pacific Tiger Fund received an Overall Morningstar Rating™ of 4 stars out of 76 funds in the Pacific/Asia ex-Japan stock cate-

4	M a t t h e w s A s i a n F u n d s

Matthews Asian Growth and Income Fund (MACSX)

Overall Morningstar rating as of 8/31/02 out of 76 Pacific/Asia ex-Japan Funds.

Matthews Asian Growth & Income
continues to stand out and to stand tall.

This fund is as conservative as they come in the Pacific/Asia ex-Japan category. For starters, Paul Matthews is the only manager in the group who readily considers convertible bonds, and he normally invests one to two thirds of the portfolio in these tame securities. On Aug. 31, in fact, the fund had 37% of its assets in converts. And the rest of the portfolio, as usual, was divided between preferred stock (6% of assets) and moderately priced common stocks with hefty payouts (54% of assets)-which tend to be pretty resilient securities themselves. Meanwhile, due to the industry orientation of the convertible market as well as Mathews’ value bias, the fund’s sector exposure is also conservative.
        Indeed, the fund had just 4% of its assets in tech issues at the end of August, while its typical peer had 24% of its assets invested in computer-related stocks. What’s more, the fund has more country and issue diversification than many of its peers.
        This conservatism served the fund nicely as emerging Asia’s markets struggled in late spring and early summer. However, the fund also performed well when the region’s markets bounced back in late summer and when they rallied earlier in the year, thanks to Matthews’ strong security selection. The fund has consistently distinguished itself during past downturns in the market and has often done well during moderate upswings.
        Therefore, though it has lagged during go-go surges—such as 1999—its long-term returns rank among its group’s best. And, as would be expected, it has suffered far less volatility than its rivals. In short, this fund remains a great way to play the emerging-Asia story while moderating the risk. ■

—September 9, 2002

gory, 4 stars out of 76 funds for the 3-year period, and 4 stars out of 57 funds for the 5-year period. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. A fund’s rating may change at any time based on new data. Ratings are historical and do not represent future performance. Past performance is no guarantee of future results. Reprinted by permission of Morningstar.

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P o r t f o l i o M a n a g e r C o m m e n t s

MATTHEWS PACIFIC TIGER FUND

Co-Portfolio Managers: G. Paul Matthews and Mark W. Headley

The Matthews Pacific Tiger Fund is an all-capitalization, core equity fund focusing on the broad range of equity markets in Asia ex-Japan. Historically, the Fund has not invested in Australia or New Zealand, which we do not consider part of Asia, nor has it invested in India, although it may eventually.

For the past year, the majority of the Matthews Pacific Tiger Fund’s investments has been in Hong Kong, Korea, Singapore, China (typically listed in Hong Kong), and Thailand. The Fund also has exposure to companies in Taiwan, Indonesia, and the Philippines. For the 12-month period ended August 31, 2002, the Fund gained 8.44%, slightly lagging the benchmark MSCI All-Country Far East Free ex-Japan Index which gained 9.05%. Nevertheless, the Fund remains well ahead of the benchmark for its three-year, five-year, and since-inception time periods.

Through one of the most challenging periods in modern financial history, the performance of the Fund’s holdings has been very encouraging. Providing positive returns and significant diversification from the broad U.S. and global markets, the Fund has participated in some of the most important trends in Asian markets. Domestically focused companies, in which the Fund has always maintained sizable exposure, have been the real story of the past year. From banking and electrical generation to fashion and beer, financially solid and well-managed Asian companies with strong local branding and distribution have been the primary contributors to performance.

Despite a very difficult global trade environment, a number of manufacturing companies in the portfolio have done well. Of note is Samsung Electronics, which has evolved from a commodity chip manufacturer into a top global consumer electronics company with an enormous range of high-quality products. Due to the awesome efficiency of China’s manufacturing base, Asian manufacturers are taking market share from virtually every country in the world. Although the world’s economy may continue to slow, the drive for low-cost products is pushing a vast array of traditional manufacturers to focus on marketing and distribution and to outsource manufacturing to Asian specialists.

The Matthews Pacific Tiger Fund remains fully invested in a well-diversified portfolio of companies. Stock selection is guided by continuous on-site company visits and tempered by the more than 20 years of hands-on Asian investing experience of Chief Investment Officer G. Paul Matthews. With the region supported by increasing domestic consumption and growing manufacturing, we are optimistic about the coming year. Valuations and corporate earnings growth are extremely attractive, giving perhaps the best overall growth at a reasonable price picture we have ever seen.

6	M a t t h e w s A s i a n F u n d s

Fund Performance

Average Annual Returns as of August 31, 2002

	Matthews Pacific Tiger Fund	MSCI All Country Far East Free ex-Japan Index¹	Lipper Pacific ex-Japan Funds Average²

One Year	8.44%	9.05%	10.55%

Three Years	-1.56%	-11.19%	-7.27%

Five Years	-2.21%	-8.62%	-6.15%

Since Inception (9/12/94)	0.18%	-6.89%	-5.82%*

*From 8/31/94

Growth of a $10,000 Investment

Past performance is not indicative of future results. Before taxes on distributions or redemptions of Fund shares.

¹	The MSCI All Country Far East Free ex-Japan Index is an unmanaged capitalization-weighted index of stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. Taiwan is only represented at 50% of its total market cap.
²	As of 8/31/02, the Lipper Pacific Ex-Japan Funds Average consisted of 67 funds for the one-year period, 58 funds for the three-year period, 48 funds for the five-year period, and 20 funds since 8/31/94. Lipper Analytical Services, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
³	For Lipper Pacific ex-Japan Funds Average, graph start date is 8/31/94.

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P o r t f o l i o M a n a g e r C o m m e n t s

MATTHEWS ASIAN GROWTH AND INCOME FUND

Portfolio Manager: G. Paul Matthews

The Matthews Asian Growth and Income Fund seeks long-term capital appreciation and some current income through investments in higher-yielding equities, convertible bonds, and preferred shares of Asia-based companies.

The fiscal year ended August 31, 2002, was a positive one for the Matthews Asian Growth and Income Fund, which enjoyed a total return of 21.11% for the period. The Fund benefited from a general trend toward lower risk and a sustained decline in interest rates globally. In particular, higher-yielding securities in South Korea performed well, as a combination of better-than-expected economic performance and a shift in market emphasis towards domestically focused companies drove market performance. The Fund maintained an exposure to Korean securities of between 25% and 30% during the year.

Outside of Korea, securities listed in Hong Kong accounted for the second-largest portion of the portfolio. Historically, Hong Kong utilities and finance sectors have offered relatively high dividend yields, and our primary exposure is to these sectors. Although the physical limitations of Hong Kong have always restricted utility industry growth options, in our opinion a recently relaxed Chinese regulatory environment is presenting new growth opportunities. We have seen a number of Hong Kong electric and gas utilities announce acquisitions or new investment projects in China and elsewhere and believe this trend is still in its early stages. In the banking sector, the yields available on a number of bank stocks now exceed their deposit rates, which we believe is due to excessive pessimism over the future economic outlook for Hong Kong.

During the second half of the year, we increased our exposure to securities listed in Singapore, where we saw a number of opportunities to invest in proven, relatively stable businesses that have consistently sustained a relatively high level of dividend payout.

The Fund has maintained modest weightings in Taiwan and Thailand, which have been increased during the year. In Taiwan the exposure is entirely through dollar-denominated convertible bonds that are primarily convertible into the equity securities of listed banks and financial companies.

During the year the Fund’s exposure to convertible bonds was reduced in favor of higher-yielding equities.

8	M a t t h e w s A s i a n F u n d s

Fund Performance

Average Annual Returns as of August 31, 2002

	Matthews Asian Growth and Income Fund	MSCI All Country Far East Free ex-Japan Index¹	Lipper Pacific ex-Japan Funds Average²

One Year	21.11%	9.05%	10.55%

Three Years	13.29%	-11.19%	-7.27%

Five Years	7.52%	-8.62%	-6.15%

Since Inception (9/12/94)	7.90%	-6.89%	-5.82%*

*From 8/31/94

Growth of a $10,000 Investment

Past performance is not indicative of future results. Before taxes on distributions or redemptions of Fund shares.

¹	The MSCI All Country Far East Free ex-Japan Index is an unmanaged capitalization-weighted index of stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. Taiwan is only represented at 50% of its total market cap.
²	As of 8/31/02, the Lipper Pacific Ex-Japan Funds Average consisted of 67 funds for the one-year period, 58 funds for the three-year period, 48 funds for the five-year period, and 20 funds since 8/31/94. Lipper Analytical Services, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
³	For Lipper Pacific ex-Japan Funds Average, graph start date is 8/31/94.

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P o r t f o l i o M a n a g e r C o m m e n t s

MATTHEWS KOREA FUND

Co-Portfolio Managers: G. Paul Matthews and Mark W. Headley

The Matthews Korea Fund is an all-capitalization equity fund with diversified exposure across a wide range of Korean equities.

The fiscal year ended August 31, 2002, was a period of very positive performance for the Korean financial markets, buoyed by stronger-than-expected domestic growth led by the Korean consumer. Robust consumer spending and strength in the domestic real estate market more than compensated for the challenges faced by leading Korean exporters. Although the general environment for exports was difficult, the principal Korean manufacturers of automobiles and key electronic goods experienced surprisingly resilient demand for their products overseas. This was accounted for in part by the low valuation of the Korean won against the U.S. dollar, which remains approximately 40% below its pre-1998 levels.

The Matthews Korea Fund appreciated by 68.49% during the year, outperforming the benchmark KOSPI, which gained 44.09%. This outperformance can be attributed to the Fund’s weighting in domestic industry stocks in general and consumer stocks in particular.

The Fund has consistently maintained a diversified approach to the Korean market, with its exposure broadly divided among the financial, consumer, and technology sectors. The financial sector has seen continuous restructuring over the past two years, with a number of bank mergers announced and completed. This restructuring contributed to positive Fund returns in banking and non-banking financial institutions. The first round of bank mergers has now been completed, but we believe that the next two to three years will see further consolidation. The consumer sector has benefited from a general increase in consumer confidence and spending, driven by lower interest rates and pent-up demand from the 1997–98 Asian crisis. The Korean technology sector has fared less well than purely domestic-oriented industries but has been more resilient than its international counterparts. Although we are encouraged by the strong relative performance of a number of Korean telecoms and semiconductor companies, the Fund has maintained a lower weighting in these two sectors than the benchmark index, and this has contributed positively to the Fund’s performance.

The Korean economy appears well positioned relative to regional competitors. There is likely to be some uncertainty over the results of the coming general election, and, as always, the long-term future of relations with North Korea remains a factor. Irrespective of the coming elections, the reform and restructuring process in Korea has been more successful than in many other Asian countries, and we believe that it is likely to continue. Our portfolio remains broadly diversified by industry and company and we believe it will continue to benefit from sustained growth in the Korean economy.

10	M a t t h e w s A s i a n F u n d s

Fund Performance

Average Annual Returns as of August 31, 2002

	Matthews Korea Fund	KOSPI Index¹	Lipper Pacific ex-Japan Funds Average²

One Year	68.49%	44.09%	10.55%

Three Years	4.12%	-8.13%	-7.27%

Five Years	6.43%	-3.97%	-6.15%

Since Inception (1/3/95)	-2.06%	-9.19%	-4.04%*

*From 12/31/94

Growth of a $10,000 Investment

Past performance is not indicative of future results. Before taxes on distributions or redemptions of Fund shares.

¹	KOSPI: The South Korea Stock Price Index is a capitalization-weighted index of all common stocks listed on the Korean Stock Exchange.
²	As of 8/31/02, the Lipper Pacific Ex-Japan Funds Average consisted of 67 funds for the one-year period, 58 funds for the three-year period, 48 funds for the five-year period, and 25 funds since 12/31/94. Lipper Analytical Services, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
³	For Lipper Pacific ex-Japan Funds Average, graph start date is 12/31/94.

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P o r t f o l i o M a n a g e r C o m m e n t s

MATTHEWS CHINA FUND

Co-Portfolio Managers: G. Paul Matthews, Mark W. Headley, and Richard H. Gao

The Matthews China Fund is an all-capitalization equity fund that invests in a diversified portfolio of Chinese securities.

The Matthews China Fund fell 1.16% for the fiscal year ended August 31, 2002, slightly underperforming its benchmark indices, the MSCI China Free Index and the CLSA China World Index, which were up 1.09% and down 0.41%, respectively. Nevertheless, the Fund outperformed its peer group—the China Region Funds—which was down an average of 2.52% according to Lipper Analytical Services.

During the fiscal year, global economic development continued to slow, worsened no doubt by the terrorist attacks and corporate scandals in the U.S. The Fund maintained its overemphasis on utilities, energy, infrastructure, and consumer goods. We believe these sectors are less affected by the global economy and that companies within them are direct beneficiaries of China’s strong domestic economy.

Huaneng Power and Shangdong International Power, two of the largest independent power producers in China, were among the best-performing stocks in the portfolio. The Fund also benefited from its holdings in oil companies, which saw high profit growth as a result of a surge in oil prices. Consumer companies were also among the portfolio’s top performers. On the downside, the Fund’s investments in telecommunications and technology companies continued to suffer from a weak global technology market. The Fund’s holdings in Hong Kong stocks were also hurt by the economic recession there.

China remains one of the few high-growth countries in the world. Economic growth has been accelerating since the end of 2001. GDP growth for the first half of 2002 was 7.8%. Exports also grew by more than 20% in the months of July and August. With high export growth and continued foreign investment, the country is becoming the manufacturing center of the world, taking export market share from other developing countries. Meanwhile, in the first year since it joined the World Trade Organization, China continues to pursue structural economic reform. The listing of the Bank of China Hong Kong, one of the largest Asian IPOs this year, is just one example of China’s reform efforts in the banking sector.

The Fund remains fully invested and well diversified. We are glad to see that over the past year more and better-quality Chinese companies have been listed on the Hong Kong Stock Exchange. As a result, the Fund has more investment opportunities than ever, and we will continue to invest in companies that we believe have the best growth prospects in China’s dynamic economy.

12	M a t t h e w s A s i a n F u n d s

Fund Performance

Average Annual Returns as of August 31, 2002

	Matthews China Fund	MSCI China Free Index¹	Credit Lyonnais China World Index²	Lipper China Region Funds Average³

One Year	-1.16%	1.09%	-0.41%	-2.52%

Three Years	4.63%	-26.89%	-7.54%	-2.78%

Since Inception (2/19/98)	-0.27%	-22.59%	-7.11%	-2.98%*

*From 2/28/98

Growth of a $10,000 Investment

Past performance is not indicative of future results. Before taxes on distributions or redemptions of Fund shares.

[1]	The MSCI China Free Index is an unmanaged capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Red Chips are Chinese companies that are incorporated in Hong Kong but have at least 35% of their shares held by Chinese state-owned organizations.
[2]	The Credit Lyonnais China World Index is an unmanaged capitalization-weighted index of Chinese equities that are listed on the Hong Kong, Shanghai and Shenzhen stock exchanges.
[3]	As of 8/31/02, the Lipper China Region Funds Average consisted of 23 funds for the one-year period, 21 funds for the three-year period, and 17 funds since 2/28/98. Lipper Analytical Services, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
[4]	For Lipper China Region Funds Average, graph start date is 2/28/98.

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P o r t f o l i o M a n a g e r C o m m e n t s

MATTHEWS JAPAN FUND

Portfolio Manager: Mark W. Headley

The Matthews Japan Fund is an all-capitalization core equity fund with diversified exposure across a wide range of corporate Japan.

For the fiscal year ended August 31, 2002, the Fund lost 12.20% but outperformed the benchmark MSCI Developed Market Japan and TOPIX indices, which lost 14.96% and 13.85%, respectively. Following a weaker period the previous year, the Fund has improved its performance relative to its peers and benchmarks.

The Fund remains focused on three primary areas in the Japanese equity market: consumer and retail, financial services, and technology and manufacturing. Investing in innovative consumer and retail companies enables participation in the restructuring of the retail industry and in the long-awaited recovery of consumer spending. The Fund has had significant exposure to the financial services sector, where we believe restructuring ultimately holds the key to a true economic resurgence and a sustained bull market. Finally, the Fund has maintained diversified exposure to the technology and manufacturing industries, including such top names as Sony and Honda. We have also found attractive niche industries in which to participate, including temporary employment agencies and specialty mushroom farming.

On the broad economic picture and government policy in general, we have no prediction. Our years in Asia have taught us that the “sentiment factor” in any economy is vitally important to overall economic health, and the Japanese government has consistently taken steps that have undermined any recovery of confidence in the broad population. We remain convinced that things will improve eventually, but when the bureaucrats will work for the good of their nation rather than fight petty internal wars is hard to say. Japan’s role in the regional economy is one area of undeniable change, as trade throughout the region—especially with China—consistently grows.

The Matthews Japan Fund remains fully invested and is currently unhedged. Looking forward it is well positioned for any positive developments in Japan’s economic picture. We believe that many of the Fund’s holdings control their own destinies and should thrive no matter what the top-line economic growth may be. We further believe that Japan offers many good long-term investment opportunities on a company-by-company basis and with any positive economic change the market could be very exciting.

14	M a t t h e w s A s i a n F u n d s

Fund Performance

Average Annual Returns as of August 31, 2002

	Matthews Japan Fund	TOPIX Index¹	MSCI Developed Market Japan Index²	Lipper Japanese Funds Average³

One Year	-12.20%	-13.85%	-14.96%	-14.96%

Three Years	-20.12%	-15.22%	-14.65%	-17.32%

Since Inception (12/31/98)	2.78%	-3.95%	-5.27%	-3.23%

Growth of a $10,000 Investment

Past performance is not indicative of future results. Before taxes on distributions or redemptions of Fund shares.

¹	TOPIX: The Tokyo Price Index is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.
²	The MSCI Developed Market Japan Index is an unmanaged capitalization-weighted index of all Japanese equities.
³	As of 8/31/02, the Lipper Japanese Funds Average consisted of 54 funds for the one-year period, 38 funds for the three-year period, and 37 funds since 12/31/98. Lipper Analytical Services, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

w w w . m a t t h e w s f u n d s . c o m | 8 0 0 - 7 8 9 - A S I A [ 2 7 4 2 ]	15

P o r t f o l i o M a n a g e r C o m m e n t s

MATTHEWS ASIAN TECHNOLOGY FUND

Co-Portfolio Managers: G. Paul Matthews and Mark W. Headley

The Matthews Asian Technology Fund invests in companies located in Asia that derive a substantial portion of their revenue from technology-related industries and services.

The Asian technology sector had a very difficult year, suffering from the global economic downturn and weak overall demand. The global technology sector is suffering from the overcapacity built up during the peak cycle, as demand for personal computers faded away and no other products came forward to replace it as the main growth driver. Yet despite an environment characterized by global economic malaise, overcapacity, and weak overall demand, Asian technology companies fared better than many of their non-Asian competitors, gaining market share in primary markets, especially the U.S. Nevertheless, gaining market share was not enough for the sector to remain in positive territory for the year. The Fund was down 10.40% for the fiscal year ended August 31, 2002, whereas the MSCI/Matthews Asia Technology Fund Index, which unlike the Fund is heavily weighted in Japan, was down only 6.53% for the same period.

One of the positive trends we are seeing in the Asian technology arena is the growing sale of new consumer products such as digital cameras, flat-screen displays, and DVD players. The demand for these products is expected to accelerate as competition and manufacturing efficiencies continue to erode prices. These innovative products, commercialized by Asian companies, should help drive growth until the global market recovers.

We also expect Asian technology companies to continue gaining market share. For example, Samsung Electronics, which was the biggest positive contributor to the Fund in the past year, is the classic case of a profitable company focused on quality and innovation. We are seeing this more and more in Asia: companies that strive to be number one, not just in Asia but worldwide.

The health of the U.S. economy continues to be the most vital factor for continued growth in the Asian technology sector. The Chinese market is on the rise, but it is not yet big enough to provide any meaningful buffer against a depressed U.S. market. On the other hand, we expect Asia’s high savings rate, rising per-capita income, and increasingly positive cultural attitude toward consumer spending to become the primary drivers for Asian technology growth. The Asian market should eventually become as big as the U.S. market, and Asian technology companies are best positioned to benefit from the rising Asian consumer market.

We continue to focus on innovative companies as they develop new products that will enable them to maintain and sustain growth.

16	M a t t h e w s A s i a n F u n d s

Fund Performance

Average Annual Returns as of August 31, 2002

	Matthews Asian Technology Fund	MSCI/Matthews Asian Technology Index¹	Lipper Science and Technology Funds Average²

One Year	-10.40%	-6.53%	-39.69%

Since Inception (12/27/99)	-33.85%	-35.13%	-41.10%*

*From 12/31/99

Growth of a $10,000 Investment

Past performance is not indicative of future results. Before taxes on distributions or redemptions of Fund shares.

¹	The MSCI/Matthews Asian Technology Index is an unmanaged capitalization-weighted index of Asian equities tracking a broad range of technology stocks including: semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.
²	As of 8/31/02, the Lipper Science and Technology Funds Average consisted of 387 funds for the one-year period and 171 funds since 12/31/99. Lipper Analytical Services, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.
³	For Lipper Science and Technology Funds Average, graph start date is 12/31/99.
w w w . m a t t h e w s f u n d s . c o m | 8 0 0 - 7 8 9 - A S I A [ 2 7 4 2 ]	17

S c h e d u l e o f I n v e s t m e n t s A u g u s t 3 1 , 2 0 0 2

MATTHEWS PACIFIC TIGER FUND

                                                        SHARES             VALUE
                                                        ------------------------

EQUITIES: 99.66%*

China/Hong Kong: 40.64%
Asia Satellite Telecommuni-
  cations Holdings Ltd.                              1,476,600        $2,195,975
AsiaInfo Holdings, Inc.**                              418,200         1,913,265
Bank of East Asia Ltd.                               1,443,600         2,748,399
Cafe De Coral Holdings Ltd.                          2,724,800         2,078,539
China Mobile HK Ltd. **                              1,149,717         3,176,470
China Mobile HK Ltd. ADR **                            165,850         2,297,022
China Pharmaceutical Enterprise
  and Investment Corp., Ltd.                        15,239,000         2,285,856
Dah Sing Financial Group                               829,200         3,635,732
Giordano International, Ltd.                         9,439,000         4,174,953
Huaneng Power Interna-
  tional, Inc. ADR                                     108,000         3,240,000
Legend Group Ltd.                                   12,322,000         4,620,762
Li & Fung Ltd.                                       1,561,000         1,701,094
Quality Healthcare Asia Ltd.**                       5,852,000           120,041
Shangri-La Asia Ltd.                                 6,022,000         3,937,472
Swire Pacific Ltd. - Class A                           871,000         3,941,843
Television Broadcasts Ltd.                             554,700         1,795,668
Vitasoy International
  Holdings, Ltd.                                    15,190,750         2,784,978
                                                                     -----------
Total China/Hong Kong                                                 46,648,069
--------------------------------------------------------------------------------

Indonesia: 4.69%
PT Astra International, Inc.**                       4,299,000         1,553,563
PT Bank Central Asia                                 7,265,000         1,845,991
PT Ramayana Lestari Sentosa                          5,637,000         1,989,342
                                                                     -----------
Total Indonesia                                                        5,388,896
--------------------------------------------------------------------------------

Philippines: 0.67%
SM Prime Holdings, Inc.                              7,030,000           772,900
                                                                     -----------

Singapore: 11.91%
CSE Systems &
  Engineering Ltd.**                                 2,313,000          $515,504
DBS Group Holdings Ltd.                                456,750         3,106,113
Fraser & Neave Ltd.                                    876,500         3,856,864
Great Eastern Holdings Ltd.                            520,500         2,766,275
Venture Corp., Ltd.                                    464,800         3,426,475
                                                                     -----------
Total Singapore                                                       13,671,231
--------------------------------------------------------------------------------

South Korea: 26.77%
Hana Bank                                              378,437         5,887,742
Handsome Co., Ltd.                                     196,410         1,764,822
Hite Brewery Co., Ltd.                                  63,527         3,567,596
Hyundai Marine & Fire
  Insurance Co., Ltd.                                   47,520         1,443,055
Internet Auction Co., Ltd.**                           162,360         3,005,541
KT Corp. ADR                                            66,000         1,498,860
Nong Shim Co., Ltd.                                     50,150         3,246,117
Pulmuone Co., Ltd.                                     105,150         3,123,137
Samsung Electronics Co., Ltd.                           16,533         4,552,954
SK Telecom Co., Ltd.                                     4,945           972,996
SK Telecom Co., Ltd. ADR                                76,500         1,664,640
                                                                     -----------
Total South Korea                                                     30,727,460
--------------------------------------------------------------------------------

Taiwan: 6.15%
Hon Hai Precision
  Industry Co., Ltd.                                   488,750         1,855,380
SinoPac Holdings Co.**                               6,405,966         2,805,942
Taiwan Semiconductor
  Manufacturing Co., Ltd.**                            954,620         1,391,022
Via Technologies, Inc.                                 588,392         1,005,137
                                                                     -----------
Total Taiwan                                                           7,057,481
--------------------------------------------------------------------------------

Thailand: 8.83%
Advanced Info Service
  Public Co., Ltd.                                   6,657,200         4,575,932
Bangkok Bank Public Co., Ltd.**                      2,784,500         4,157,935
Serm Suk Public Co., Ltd.                              269,100         1,403,225
                                                                     -----------
Total Thailand                                                        10,137,092
--------------------------------------------------------------------------------

See accompanying notes to financial statements

18	M a t t h e w s A s i a n F u n d s

                                                           SHARES          VALUE
                                                        ------------------------

TOTAL INVESTMENTS: 99.66%                                           $114,403,129
(Cost $118,491,564***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.34%                                                  394,952
--------------------------------------------------------------------------------

NET ASSETS: 100.00%                                                 $114,798,081
================================================================================

*        As a percentage of net assets as of August 31, 2002
**       Non - income producing security.
ADR      American Depositary Receipt

***      Cost for Federal income tax purposes is $119,024,662 and
         net unrealized depreciation consists of:
         Gross unrealized appreciation       $11,564,951
         Gross unrealized depreciation      (16,186,484)
                                            ------------
         Net unrealized depreciation        $(4,621,533)
                                            ============

MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of
Investment in Securities

Consumer Discretionary                                                    19.23%
    Distributors                                                           2.84%
    Hotels, Restaurants & Leisure                                          5.26%
    Internet & Catalog Retail                                              2.63%
    Media                                                                  1.57%
    Multiline Retail                                                       1.74%
    Specialty Retail                                                       3.65%
    Textiles & Apparel                                                     1.54%

Consumer Staples                                                          15.72%
    Beverages                                                              7.72%
    Food Products                                                          8.00%

Financials                                                                28.95%
    Banks                                                                 22.19%
    Diversified Financials                                                 2.40%
    Insurance                                                              3.68%
    Real Estate                                                            0.68%

Health Care                                                                2.10%
    Health Care Providers & Services                                       0.10%
    Medical & Pharmaceutical                                               2.00%

Information Technology                                                    16.85%
    Computers & Peripherals                                                5.66%
    Electronic Equipment & Instruments                                     3.00%
    IT Consulting & Services                                               2.12%
    Semiconductor Equipment & Products                                     6.07%

Telecommunication Services                                                14.32%
    Diversified Telecommunication Services                                 3.23%
    Wireless Telecommunication Services                                   11.09%

Utilities                                                                  2.83%
    Electric Utilities                                                     2.83%
                                                                         -------

TOTAL INVESTMENTS                                                        100.00%
================================================================================

See accompanying notes to financial statements

w w w . m a t t h e w s f u n d s . c o m | 8 0 0 - 7 8 9 - A S I A [ 2 7 4 2 ]	19

S c h e d u l e o f I n v e s t m e n t s A u g u s t 3 1 , 2 0 0 2

MATTHEWS ASIAN GROWTH AND INCOME FUND

                                                           SHARES          VALUE
                                                        ------------------------
EQUITIES: 60.13%*

China/Hong Kong: 34.76%
Bank of East Asia Ltd.                                  1,625,400     $3,094,519
BOC Hong Kong Holdings Ltd. **                          2,539,500      2,734,853
Cafe De Coral Holdings Ltd.                             3,776,000      2,880,418
Cheung Kong Infrastructure
  Holdings Ltd.                                         1,392,500      2,427,955
China Hong Kong Photo
  Products Holdings Ltd.                                8,810,003        564,745
CLP Holdings Ltd.                                       1,120,700      4,511,547
Dickson Concepts
  International, Ltd.                                   1,295,500        323,876
Hang Seng Bank Ltd.                                       278,300      2,988,165
Hong Kong & China
  Gas Co., Ltd.                                         2,991,000      4,007,183
Hongkong Electric
  Holdings Ltd.                                         1,317,000      5,132,936
Hongkong Land Holdings Ltd.                             1,533,000      2,130,870
Huaneng Power
  International, Inc. ADR                                  84,950      2,548,500
MTR Corp., Ltd.                                         2,162,000      2,730,225
PetroChina Co., Ltd.                                    6,000,000      1,223,080
PetroChina Co., Ltd. ADR                                  104,700      2,155,773
Shandong International Power
  Development Co., Ltd.                                 6,884,000      1,562,142
Shangri-La Asia Ltd.                                    5,399,000      3,530,124
Television Broadcasts Ltd.                                746,000      2,414,942
The Wharf Holdings Ltd.                                 1,794,000      3,737,510
Vitasoy International
  Holdings Ltd.                                        12,905,000      2,365,924
                                                                     -----------
Total China/Hong Kong                                                 53,065,287
--------------------------------------------------------------------------------

Indonesia: 0.63%
PT Indosat ADR                                             93,000        953,250
                                                                     -----------

Singapore: 5.37%
Fraser & Neave Ltd.                                     1,219,800      5,367,488
Great Eastern Holdings Ltd.                                49,900        265,201
Singapore Exchange Ltd.                                 3,677,000      2,563,570
                                                                     -----------
Total Singapore                                                        8,196,259
--------------------------------------------------------------------------------

South Korea: 14.13%
Daehan City Gas Co., Ltd.                                 142,000     $1,677,607
Hyundai Motor Co., Ltd., Pfd.                             251,350      3,189,057
Kookmin Bank ADR                                            1,414         66,175
Korea Electric Power Corp. ADR                            125,250      1,252,500
Korea Gas Corp.                                           148,870      2,508,106
LG Household & Health
  Care Ltd., Pfd.                                         143,830      2,393,278
Samsung Fire & Marine
  Insurance Co., Ltd., Pfd.                               114,620      3,528,383
Shinhan Financial Group Co., Ltd.                         183,410      2,578,834
Sindo Ricoh Co., Ltd.                                      57,190      2,697,843
S-Oil Corp.                                               103,500      1,687,757
                                                                     -----------
Total South Korea                                                     21,579,540
--------------------------------------------------------------------------------

Thailand: 3.26%
Bangkok Bank Public Co., Ltd. **                          843,000      1,258,804
Charoen Pokphand Foods
  Public Co., Ltd.                                      4,870,000        526,361
Charoen Pokphand Foods
  Public Co., Ltd., Foreign                            15,405,000      1,665,009
Charoen Pokphand Foods
  Public Co., Ltd., Warrants **                           638,000         54,439
Thai Farmers Bank
  Public Co., Ltd. **                                     560,000        338,468
Thai Farmers Bank Public
  Co., Ltd., Foreign **                                   304,000        208,959
Thai Reinsurance
  Public Co., Ltd.                                      1,197,600        929,637
                                                                     -----------
Total Thailand                                                         4,981,677
--------------------------------------------------------------------------------

United Kingdom: 1.98%
HSBC Holdings PLC ADR                                      53,000      3,029,480
                                                                     -----------

TOTAL EQUITIES                                                        91,805,493
--------------------------------------------------------------------------------
(Cost $91,369,374)

See accompanying notes to financial statements

20	M a t t h e w s A s i a n F u n d s

                                                             FACE
                                                           AMOUNT          VALUE
                                                        ------------------------

INTERNATIONAL DOLLAR BONDS: 37.00%*

China/Hong Kong: 12.00%
Hang Lung Properties, Ltd., Cnv.
  5.500%, 12/29/49                                     $7,000,000     $5,862,500
China Mobile Hong Kong Ltd., Cnv.
  2.250%, 11/03/05                                      7,900,000      7,584,000
New World Capital Finance Ltd., Cnv.
  3.000%, 06/09/04                                        600,000        710,250
New World Infrastructure Cnv.
  1.000%, 04/15/03                                        400,000        532,000
PCCW Capital II Ltd., Cnv.
  1.000%, 01/29/07                                      3,800,000      3,638,500
                                                                     -----------
Total China/Hong Kong                                                 18,327,250
--------------------------------------------------------------------------------

Singapore: 2.71%
Finlayson Global Corp.
(DBS Holdings)
  0.000%, 02/19/04                                      3,150,000      4,008,375
Finlayson Global Corp.***
(DBS Holdings)
  0.000%, 02/19/04                                        100,000        127,250
                                                                     -----------
Total Singapore                                                        4,135,625
--------------------------------------------------------------------------------

South Korea: 11.94%
HMC Cayman Finance Co., Cnv.
  3.000%, 08/17/03                                      3,200,000      3,480,000
Korea Deposit Insurance Corp., Cnv.
  2.250%, 10/11/05                                      4,820,000      5,729,775
Korea Telecom Corp., Cnv.
  0.250%, 01/04/07                                      7,825,000      8,607,500
Korea Telecom Corp., Cnv.***
  0.250%, 01/04/07                                        375,000        412,500
                                                                     -----------
Total South Korea                                                     18,229,775
--------------------------------------------------------------------------------

Taiwan: 8.67%
Cathay Financial Holding Co., Cnv.
  0.000%, 05/20/07                                      6,100,000      5,955,125
Fubon Financial Holding Co., Ltd., Cnv.
  0.000%, 07/10/04                                      4,500,000      4,646,250
Sinopac Holdings Cnv.
  0.000%, 07/12/07                                      2,500,000      2,637,500
                                                                     -----------
Total Taiwan                                                          13,238,875
--------------------------------------------------------------------------------

Thailand: 1.68%
Bangkok Bank Public Co., Ltd., Cnv.
  4.589%, 03/03/04                                     $4,200,000     $2,551,500
Robinson Department Store, Cnv.****
  4.250%, 04/07/04                                         50,000          5,000
                                                                     -----------
Total Thailand                                                         2,556,500
--------------------------------------------------------------------------------

TOTAL INTERNATIONAL
DOLLAR BONDS                                                          56,488,025
--------------------------------------------------------------------------------
(Cost $56,790,285)

TOTAL INVESTMENTS: 97.13%*                                           148,293,518
(Cost $148,159,659*****)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 2.87%                                                4,387,683
--------------------------------------------------------------------------------

NET ASSETS: 100.00%                                                 $152,681,201
================================================================================

*        As a percentage of net assets as of August 31, 2002
**       Non - income producing security.
***      Securities exempt from registration under rule 144A of the
         Securities Act of 1933. These securities may be resold in
         transactions exempt from registration, normally to qualified, institutional buyers. At August 31, 2002, the value of these securities amounted to $539,750 or 0.35% of net assets.
****     Security for which market quotations are no longer available.
         Represents .003% of net assets. This security has been valued under procedures established by the Fund's Board of Directors.
ADR      American Depositary Receipt
Pfd.     Preferred
Cnv.     Convertible
*****    Cost for Federal income tax purposes is $148,167,627 and net unrealized appreciation consists of:
         Gross unrealized appreciation      $5,798,981
         Gross unrealized depreciation     (5,673,090)
                                           -----------
         Net unrealized appreciation          $125,891
                                           ===========

See accompanying notes to financial statements

w w w . m a t t h e w s f u n d s . c o m | 8 0 0 - 7 8 9 - A S I A [ 2 7 4 2 ]	21

S c h e d u l e o f I n v e s t m e n t s A u g u s t 3 1 , 2 0 0 2

MATTHEWS ASIAN GROWTH & INCOME FUND continued

MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of
Investment in Securities

Consumer Discretionary                                                    12.64%
Automobiles                                                                2.15%
Hotels, Restaurants & Leisure                                              4.33%
Household Appliances                                                       2.70%
Household Products                                                         1.61%
Media                                                                      1.63%
Specialty Retail                                                           0.22%

Consumer Staples                                                           5.22%
Beverages                                                                  5.22%

Energy                                                                     6.24%
Oil & Gas                                                                  6.24%

Financials                                                                43.94%
Banks                                                                      6.19%
Diversified Financials                                                    13.16%
Insurance                                                                 11.07%
Real Estate                                                                7.91%
Special Purpose Entity                                                     5.61%

Industrials                                                                5.35%
Agriculture                                                                1.51%
Transportation Infrastructure                                              3.84%

Information Technology                                                     2.20%
Electronic Equipment & Instruments                                         0.38%
Office Electronics                                                         1.82%

Telecommunication Services                                                14.29%
Diversified Telecommunication Services                                     9.18%
Wireless Telecommunication Services                                        5.11%

Utilities                                                                 10.12%
Electric Utilities                                                        10.12%
                                                                         -------
TOTAL INVESTMENTS                                                        100.00%
================================================================================

See accompanying notes to financial statements

22	M a t t h e w s A s i a n F u n d s

MATTHEWS KOREA FUND

                                                           SHARES          VALUE
                                                        ------------------------

EQUITIES-SOUTH KOREA: 98.84%*

BUSINESS SERVICES: 1.78%
Media: 1.78%
Cheil Communications, Inc.                                 24,740     $2,459,695
CJ Entertainment, Inc. **                                 163,007      2,054,625
                                                                     -----------
Total Business Services                                                4,514,320
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY: 9.51%
Automobiles: 5.23%
Hyundai Motor Co., Ltd                                    304,681      8,618,623
Hyundai Motor Co., Ltd Pfd.                               363,380      4,610,462
                                                                     -----------
                                                                      13,229,085
                                                                     -----------

Automobile Parts: 0.16%
Global & Yuasa Battery Co., Ltd.                          224,800        393,697
                                                                     -----------

Internet & Catalog Retail: 2.70%
Internet Auction Co., Ltd. **                             250,317      4,633,764
LG Home Shopping, Inc.                                     20,443      2,202,561
                                                                     -----------
                                                                       6,836,325
                                                                     -----------

Retail: 1.42%
Hyundai Department
  Store Co., Ltd.                                         129,200      3,595,607
                                                                     -----------
Total Consumer Discretionary                                          24,054,714
--------------------------------------------------------------------------------

CONSUMER STAPLES: 15.43%
Beverages: 4.53%
Hite Brewery Co., Ltd.                                    111,351      6,253,332
Lotte Chilsung Beverage Co.                                 9,270      5,205,915
                                                                     -----------
                                                                      11,459,247
                                                                     -----------

Consumer Products: 3.44%
Handsome Co., Ltd.                                        114,290      1,026,941
Hanssem Co., Ltd. **                                      168,400      1,408,062
Pacific Corp.                                              58,880      6,270,344
                                                                     -----------
                                                                       8,705,347
                                                                     -----------

Food Products: 6.41%
Cheil Jedang Corp.                                         42,200      1,948,584
Lotte Confectionery Co., Ltd.                               9,450      4,795,956
Nong Shim Co., Ltd.                                       130,978      8,477,964
Pulmuone Co., Ltd.                                         33,810      1,004,216
                                                                     -----------
                                                                      16,226,720
                                                                     -----------

Household Products / Ware: 1.05%
LG Household & Health
  Care, Ltd. Pfd.                                         159,270     $2,650,193
                                                                     -----------
Total Consumer Staples                                                39,041,507
--------------------------------------------------------------------------------

FINANCIALS: 23.28%
Banks: 13.07%
Hana Bank                                                 917,604     14,276,130
Kookmin Bank                                              254,263     11,888,665
Kookmin Bank ADR **                                        68,939      3,226,345
Shinhan Financial
  Group Co., Ltd.                                         261,192      3,672,486
                                                                     -----------
                                                                      33,063,626
                                                                     -----------
Diversified Financials: 3.77%
Good Morning Securities
  Co., Ltd. **                                          1,024,650      4,262,448
Samsung Securities Co., Ltd.                              127,495      3,733,786
Seoul Securities Co., Ltd.                                336,380      1,539,240
                                                                     -----------
                                                                       9,535,474
                                                                     -----------

Insurance: 6.44%
Hyundai Marine & Fire
  Insurance Co.                                            73,510      2,232,302
Samsung Fire & Marine
  Insurance Co., Ltd.                                     160,853     11,040,702
Samsung Fire & Marine
  Insurance Co., Ltd. Pfd.                                 98,000      3,016,764
                                                                     -----------
                                                                      16,289,768
                                                                     -----------
Total Financials                                                      58,888,868
--------------------------------------------------------------------------------

HEALTH CARE: 1.75%
Health Care Equipment & Supplies: 0.36%
Shinhung Co., Ltd.                                        342,700        919,512
                                                                     -----------
Pharmaceuticals: 1.39%
Yuhan Corp.                                                79,160      3,497,147
                                                                     -----------
Total Health Care                                                      4,416,659
--------------------------------------------------------------------------------

See accompanying notes to financial statements

w w w . m a t t h e w s f u n d s . c o m | 8 0 0 - 7 8 9 - A S I A [ 2 7 4 2 ]	23

S c h e d u l e o f I n v e s t m e n t s A u g u s t 3 1 , 2 0 0 2

MATTHEWS KOREA FUND continued

                                                           SHARES          VALUE
                                                        ------------------------
INDUSTRIALS: 6.99%

Commercial Services: 2.53%
S1 Corp.                                                  318,095     $6,404,508
                                                                     -----------
Construction: 2.12%
Tae Young Corp.                                           171,590      5,367,764
                                                                     -----------
Metals & Mining: 2.34%
Poongsan Corp.                                            547,240      5,918,815
                                                                     -----------
Total Industrials                                                     17,691,087
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY: 18.68%
Electrical & Electronic Equipment: 1.95%
Dae Duck GDS Co., Ltd.                                    525,933      4,944,501
                                                                     -----------
Internet Software & Services: 2.56%
NCSoft Corp.                                               58,707      6,471,715
                                                                     -----------
Office Electronics: 2.08%
Sindo Ricoh Co.                                           111,486      5,259,167
                                                                     -----------
Semiconductor Equipment & Products: 12.09%
Samsung Electronics                                        94,621     26,057,282
Samsung Electronics Co.,
  Ltd. Pfd.                                                33,040      4,535,630
                                                                     -----------
                                                                      30,592,912
                                                                     -----------
Total Information Technology                                          47,268,295
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES: 14.05%
Telecommunication Services: 5.53%
Korea Telecom Corp.                                       120,570      5,487,066
Korea Telecom Corp. ADR                                   374,400      8,502,624
                                                                     -----------
                                                                      13,989,690
                                                                     -----------

Wireless Telecommunication Services: 8.52%
KT Freetel **                                             262,361      7,530,641
SK Telecom Co., Ltd.                                       58,115     11,434,916
SK Telecom Co., Ltd. ADR                                  118,600      2,580,736
                                                                     -----------
                                                                      21,546,293
                                                                     -----------
Total Telecommunication Services                                      35,535,983
--------------------------------------------------------------------------------

UTILITIES: 7.37%
Daehan City Gas Co., Ltd.                                  57,492        679,219
Korea Electric Power
  (KEPCO) Corp.                                           480,240      8,410,543
Korea Gas Corp.                                           567,820      9,566,417
                                                                     -----------
Total Utilities                                                       18,656,179
--------------------------------------------------------------------------------

                                                             FACE          VALUE
                                                           AMOUNT
                                                        ------------------------

TOTAL EQUITIES-SOUTH KOREA                                          $250,067,612
--------------------------------------------------------------------------------
(Cost $181,434,510)

INTERNATIONAL DOLLAR BONDS: 1.09%*

FINANCIALS: 0.09%
Insurance: 0.09%
Korea Deposit Insurance Cnv.
  2.250%, 10/11/05                                       $200,000        237,750
                                                                     -----------
TELECOMMUNICATION SERVICES: 1.00%
Telecommunication Services: 1.00%
Korea Telecom Co.
  0.250%, 01/04/07                                      1,925,000      2,117,500
Korea Telecom Co.
  0.250%, 01/04/07 ***                                    375,000        412,500
                                                                     -----------
Total Telecommunications Services                                      2,530,000
--------------------------------------------------------------------------------

TOTAL INTERNATIONAL
DOLLAR BONDS                                                           2,767,750
--------------------------------------------------------------------------------
(Cost $2,656,721)

TOTAL INVESTMENTS: 99.93%                                            252,835,362
(Cost $184,091,231****)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.07%                                                  168,101
--------------------------------------------------------------------------------

NET ASSETS: 100.00%                                                 $253,003,463
================================================================================

*        As a percentage of net assets as of August 31, 2002
**       Non - income producing security.
***      Securities exempt from registration under rule 144A of the
         Securities Act of 1933. These securities may be resold in
         transactions exempt from registration, normally to qualified, institutional buyers. At August 31, 2002, the value of these securities amounted to $412,500 or 0.16% of net assets.
****     Cost for Federal income tax purposes is $189,337,695 and net unrealized depreciation consists of:
         Gross unrealized appreciation       $67,873,462
         Gross unrealized depreciation       (4,375,795)
                                             -----------
         Net unrealized appreciation         $63,497,667
                                             ===========
ADR      American Depositary Receipt
Cnv.     Convertible
Pfd.     Preferred

See accompanying notes to financial statements

24	M a t t h e w s A s i a n F u n d s

MATTHEWS CHINA FUND

                                                           SHARES          VALUE
                                                        ------------------------

EQUITIES-CHINA/HONG KONG: 98.81%*

CONSUMER DISCRETIONARY: 24.87%
Automobiles & Components: 4.85%
Denway Motors, Ltd.                                     3,650,600     $1,076,462
Qingling Motors Co.,
  Ltd. H Shares                                         5,227,000        556,208
                                                                     -----------
                                                                       1,632,670
                                                                     -----------
Consumer Durable & Apparel: 1.98%
TCL International Holdings, Ltd.                          424,000        114,154
Texwinca Holdings, Ltd.                                   808,000        554,207
                                                                     -----------
                                                                         668,361
                                                                     -----------
Distributors: 1.68%
Li & Fung, Ltd.                                           520,000        566,668
                                                                     -----------
Hotels, Restaurants & Leisure: 6.25%
Cafe De Coral Holdings, Ltd.                            1,154,100        880,373
Shangri-La Asia, Ltd.                                   1,875,000      1,225,965
                                                                     -----------
                                                                       2,106,338
                                                                     -----------
Media: 4.49%
Clear Media, Ltd. **                                    1,288,000        817,387
MediaNation, Inc. **                                    1,709,000         63,540
Television Broadcasts, Ltd.                               195,000        631,252
                                                                     -----------
                                                                       1,512,179
                                                                     -----------
Retail: 2.86%
Giordano International, Ltd.                            2,174,000        961,579
                                                                     -----------
Travel & Recreation: 2.76%
China Travel International
  Investment Hong Kong, Ltd.                            5,484,000        928,064
                                                                     -----------
Total Consumer Discretionary                                           8,375,859
--------------------------------------------------------------------------------

ENERGY: 14.06%
Oil & Gas: 14.06%
CNOOC, Ltd.                                               988,500      1,375,032
Hong Kong and China
  Gas Co., Ltd.                                           981,400      1,314,828
PetroChina Co., Ltd. H Shares                           5,100,000      1,039,618
Sinopec Zhenhai Refining
  & Chemical Co., Ltd.                                  4,338,000      1,006,641
                                                                     -----------
Total Energy                                                           4,736,119
--------------------------------------------------------------------------------

FINANCIALS: 7.80%
Banks: 2.16%
BOC Hong Kong (Holdings) Ltd. **                          675,000       $726,925
                                                                     -----------
Diversified Financials: 3.17%
Swire Pacific, Ltd. A Shares                              236,000      1,068,054
                                                                     -----------
Real Estate: 2.47%
China Vanke Co., Ltd. B Shares                            841,733        830,944
                                                                     -----------
Total Financials                                                       2,625,923
--------------------------------------------------------------------------------

HEALTH CARE: 3.65%
Pharmaceuticals: 3.65%
China Pharmaceutical
  Enterprise                                            8,204,000      1,230,603
                                                                     -----------
Total Health Care                                                      1,230,603
--------------------------------------------------------------------------------

INDUSTRIALS: 23.38%
Airlines: 4.66%
Beijing Capital International
  Airport Co.                                           3,280,000        735,899
China Southern Airlines Co.,
  Ltd Class H                                           2,022,000        609,194
China Southern Airlines Co.,
  Ltd. ADR                                                 14,800        225,256
                                                                     -----------
                                                                       1,570,349
                                                                     -----------

Industrial Conglomerates: 13.92%
Beijing Enterprises Holdings, Ltd.                        658,000        666,438
BYD Co., Ltd. **                                          106,000        199,770
Cheung Kong Infrastructure                                919,500      1,603,235
China Merchants Holdings
  International Co., Ltd.                               1,582,000      1,115,516
Shanghai Industrial
  Holdings, Ltd.                                          694,000      1,103,285
                                                                     -----------
                                                                       4,688,244
                                                                     -----------
Machinery: 1.53%
Shanghai Zhenhua Port
  Machinery Co., Ltd. B Shares                            515,500        513,954
                                                                     -----------
Transportation: 3.27%
Zhejiang Expressway Co.,
  Ltd. H Shares                                         3,404,000      1,101,939
                                                                     -----------
Total Industrials                                                      7,874,486
--------------------------------------------------------------------------------

See accompanying notes to financial statements

w w w . m a t t h e w s f u n d s . c o m | 8 0 0 - 7 8 9 - A S I A [ 2 7 4 2 ]	25

S c h e d u l e o f I n v e s t m e n t s A u g u s t 3 1 , 2 0 0 2

MATTHEWS CHINA FUND continued

                                                           SHARES          VALUE
                                                        ------------------------
INFORMATION TECHNOLOGY: 7.15%
Computer Software: 1.51%
Travelsky Technology, Ltd.                                846,000       $507,059
                                                                     -----------
Computers & Peripherals: 3.48%
Legend Holdings, Ltd.                                   3,122,000      1,170,753
                                                                     -----------

IT Consulting & Services: 2.16%
AsiaInfo Holdings, Inc. **                                159,263        728,628
                                                                     -----------
Total Information Technology                                           2,406,440
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES: 7.80%
Wireless Telecommunication Services: 7.80%
China Mobile HK, Ltd. **                                  471,083      1,301,521
China Mobile HK, Ltd. ADR **                               21,500        297,775
China Unicom, Ltd. **                                   1,232,000        908,206
China Unicom, Ltd. ADR **                                  16,200        119,070
                                                                     -----------
Total Telecommunication Services                                       2,626,572
--------------------------------------------------------------------------------

UTILITIES: 10.10%
Beijing Datang Power Generation,
  Co., Ltd. H Shares                                    2,606,000        918,784
Huaneng Power International,
  Inc. ADR                                                 39,400      1,182,000
Huaneng Power International,
  Inc. H Shares                                           506,000        382,745
Shandong International Power
  Development Co., Ltd. H Shares                        4,050,000        919,040
                                                                     -----------
Total Utilities                                                        3,402,569
--------------------------------------------------------------------------------

TOTAL INVESTMENTS: 98.81%                                             33,278,571
(Cost $36,995,847***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.19%                                                  396,702
--------------------------------------------------------------------------------

NET ASSETS: 100.00%                                                  $33,675,273
================================================================================

*        As a percentage of net assets as of August 31, 2002
**       Non - income producing security.
ADR      American Depositary Receipt
***      Cost for Federal income tax purposes is $37,279,516 and net unrealized depreciation consists of:
         Gross unrealized appreciation         $2,231,875
         Gross unrealized depreciation        (6,232,820)
                                             ------------
         Net unrealized depreciation         $(4,000,945)
                                             ============

See accompanying notes to financial statements

26	M a t t h e w s A s i a n F u n d s

MATTHEWS JAPAN FUND

                                                           SHARES          VALUE
                                                        ------------------------
EQUITIES-JAPAN: 99.93%*

CONSUMER DISCRETIONARY: 50.93%
Automobiles: 5.48%
Honda Motor Co., Ltd. ADR                                  24,300       $515,160
                                                                     -----------
Bicycle Manufacturing: 4.40%
Shimano, Inc.                                              29,700        413,318
                                                                     -----------
Household Durables: 14.40%
Arc Land Sakamoto Co., Ltd.                                28,300        372,353
Nintendo Co., Ltd.                                          3,965        479,552
Sony Corp.                                                  4,100        178,780
Sony Corp. ADR                                              7,410        322,409
                                                                     -----------
                                                                       1,353,094
                                                                     -----------
Internet & Catalog Retail: 5.20%
Belluna Co., Ltd.                                          12,124        488,784
                                                                     -----------
Media: 3.64%
Fuji Television Network, Inc.                                  71        341,931
                                                                     -----------
Retail: 17.81%
Don Quijote Co., Ltd.                                       5,300        534,180
Fast Retailing Co., Ltd.                                   14,300        413,689
Kyoto Kimono Yuzen Co., Ltd.                                  107        324,885
USS Co., Ltd.                                               9,200        401,940
                                                                     -----------
                                                                       1,674,694
                                                                     -----------
Total Consumer Discretionary                                           4,786,981
--------------------------------------------------------------------------------

FINANCIALS: 25.16%
Banks: 7.49%
Mizuho Holdings, Inc.                                         232        497,010
The Joyo Bank, Ltd.                                        34,000         94,632
The Sumitomo Trust and
  Banking Co., Ltd.                                        26,000        112,276
                                                                     -----------
                                                                         703,918
                                                                     -----------

Diversified Financials: 13.60%
Japan Securities Finance Co., Ltd.                         63,000        222,637
Monex, Inc. **                                              1,702        286,239
Nikko Cordial Corp.                                        39,000        162,822
Nomura Holdings, Inc.                                      32,000        421,845
UFJ Tsubasa Securities Co., Ltd.                           72,000        184,608
                                                                     -----------
                                                                       1,278,151
                                                                     -----------
Insurance: 4.07%
AFLAC, Inc.                                                12,500        382,625
                                                                     -----------
Total Financials                                                       2,364,694
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY: 10.79%
Electronic Equipment & Instruments: 6.18%
Canon, Inc.                                                12,500       $428,035
Kyocera Corp.                                               2,200        152,709
                                                                     -----------
                                                                         580,744
                                                                     -----------
Semiconductor Equipment: 2.47%
Rohm Co., Ltd.                                              1,700        231,991
                                                                     -----------
Software: 2.14%
Access Co., Ltd. **                                            15        201,155
                                                                     -----------
Total Information Technology                                           1,013,890
--------------------------------------------------------------------------------

MANUFACTURING: 4.32%
Agricultural: 1.07%
Hokuto Corp.                                                3,800        100,316
Electronics: 3.25%
Murata Manufacturing Co., Ltd.                              5,400        306,060
                                                                     -----------
Total Manufacturing                                                      406,376
--------------------------------------------------------------------------------

SERVICES: 4.57%
Business Services: 4.57%
The Goodwill Group, Inc.                                      135        429,257
                                                                     -----------
Total Services                                                           429,257
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES: 4.16%
Diversified Telecommunication Services: 4.16%
Nippon Telegraph & Telephone Corp.                             36        141,491
Nippon Telegraph & Telephone
  Corp. ADR                                                12,525        249,374
                                                                     -----------
Total Telecommunication Services                                         390,865
--------------------------------------------------------------------------------

TOTAL INVESTMENTS: 99.93%                                              9,392,063
(Cost $9,419,135***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.07%                                                    6,532
--------------------------------------------------------------------------------

NET ASSETS: 100.00%                                                   $9,398,595
================================================================================

*        As a percentage of net assets as of August 31, 2002
**       Non - income producing security.
ADR      American Depositary Receipt
***      Cost for Federal income tax purposes is $10,216,662 and net unrealized depreciation consists of:
         Gross unrealized appreciation        $558,931
         Gross unrealized depreciation     (1,383,530)
                                           -----------
         Net unrealized depreciation        $(824,599)
                                           ===========

See accompanying notes to financial statements

w w w . m a t t h e w s f u n d s . c o m | 8 0 0 - 7 8 9 - A S I A [ 2 7 4 2 ]	27

S c h e d u l e o f I n v e s t m e n t s A u g u s t 3 1 , 2 0 0 2

MATTHEWS ASIAN TECHNOLOGY FUND

                                                           SHARES          VALUE
                                                        ------------------------
EQUITIES: 100.44%*

China/Hong Kong: 22.21%
Asia Satellite Telecommuni-
  cations Holdings Ltd.                                    82,900       $123,287
AsiaInfo Holdings, Inc. **                                 63,300        289,598
China Mobile HK Ltd. **                                    69,000        190,635
China Mobile HK Ltd. ADR **                                 6,900         95,565
China Unicom Ltd. **                                      180,000        132,693
Legend Group Ltd.                                         889,000        333,376
TPV Technology Ltd.                                       442,000        147,334
VTech Holdings Ltd. **                                    212,000        216,077
                                                                      ----------
Total China/Hong Kong                                                  1,528,565
--------------------------------------------------------------------------------

India: 2.05%
Wipro Ltd.                                                  5,400        140,940
                                                                      ----------
Japan: 18.96%
Access Co., Ltd. **                                            12        160,924
Advantest Corp.                                             2,900        139,906
Canon, Inc.                                                 7,500        256,821
Nintendo Co., Ltd.                                          2,235        270,315
Rohm Co., Ltd.                                              1,000        136,465
Sony Corp.                                                  4,500        196,223
Sony Corp. ADR                                              3,300        143,583
                                                                      ----------
Total Japan                                                            1,304,237
--------------------------------------------------------------------------------

Singapore: 6.02%
CSE Systems &
  Engineering Ltd. **                                     389,000         86,697
Venture Corp., Ltd.                                        44,400        327,314
                                                                      ----------
Total Singapore                                                          414,011
--------------------------------------------------------------------------------

South Korea: 28.79%
Intelligent Digital Integrated
  Security Co., Ltd.                                        9,571        170,406
Internet Auction Co., Ltd. **                              14,986        277,415
KT Corp.                                                    6,010        273,511
KT Corp. ADR                                                6,400        145,344
KT Freetel **                                               4,241        121,731
NCsoft Corp. **                                             3,023        333,248
Samsung Electronics Co., Ltd.                               1,348        371,220
SK Telecom Co., Ltd.                                        1,019        200,502
SK Telecom Co., Ltd. ADR                                    4,000        $87,040
                                                                      ----------
Total South Korea                                                      1,980,417
--------------------------------------------------------------------------------

Taiwan: 16.98%
Asustek Computer, Inc.                                     39,000         93,955
Hon Hai Precision
  Industry Co., Ltd.                                       66,140        251,079
LITE-ON IT Corp.                                           46,000        257,906
Realtek Semiconductor Corp.                                40,750        116,616
Sunplus Technology Co., Ltd.                              107,500        200,905
Taiwan Semiconductor
  Manufacturing Co., Ltd. **                              169,990        247,700
                                                                      ----------
Total Taiwan                                                           1,168,161
--------------------------------------------------------------------------------

Thailand: 5.43%
Advanced Info Service
  Public Co., Ltd.                                        358,000        246,077
Shin Satellite Public Co., Ltd. **                        266,000        127,357
                                                                      ----------
Total Thailand                                                           373,434
--------------------------------------------------------------------------------

TOTAL INVESTMENTS: 100.44%                                             6,909,765
(Cost $8,285,166***)

LIABILITIES, LESS CASH
AND OTHER ASSETS: (0.44%)                                               (30,598)
--------------------------------------------------------------------------------

NET ASSETS: 100.00%                                                   $6,879,167
================================================================================

*        As a percentage of net assets as of August 31, 2002
**       Non - income producing security.
ADR      American Depositary Receipt
***      Cost for Federal income tax purposes is $9,381,559 and net unrealized depreciation consists of:
         Gross unrealized appreciation         $210,952
         Gross unrealized depreciation      (2,682,746)
                                           ------------
         Net unrealized depreciation       $(2,471,794)
                                           ============

See accompanying notes to financial statements

28	M a t t h e w s A s i a n F u n d s

MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Value of
Investment in Securities

Consumer Discretionary                                                    12.85%
Internet & Catalog Retail                                                  4.02%
Leisure Equipment & Products                                               8.83%

Industrials                                                                7.20%
Commercial Services & Supplies                                             7.20%

Information Technology                                                    54.71%
Computers & Peripherals                                                   21.04%
Electronic Equipment & Instruments                                         5.15%
Internet Software & Services                                              13.38%
IT Consulting & Services                                                   1.26%
Office Electronics                                                         3.72%
Semiconductor Equipment & Products                                        10.16%

Telecommunication Services                                                25.24%
Diversified Telecommunication Services                                    13.85%
Wireless Telecommunication Services                                       11.39%
                                                                         -------
TOTAL INVESTMENTS                                                        100.00%
================================================================================

See accompanying notes to financial statements

w w w . m a t t h e w s f u n d s . c o m | 8 0 0 - 7 8 9 - A S I A [ 2 7 4 2 ]	29

S t a t e m e n t o f A s s e t s a n d L i a b i l i t i e s A u g u s t 3 1 , 2 0 0 2
                                                                        Matthews             Matthews
                                                                   Pacific Tiger         Asian Growth
                                                                            Fund      and Income Fund

Assets:
Investments at value (A)                                            $114,403,129         $148,293,518
Cash                                                                          --            3,796,911
Foreign currency at value (B)                                                 --              500,628
Dividends and interest receivable                                        272,703              710,883
Receivable for securities sold                                         1,108,474              397,619
Receivable for capital shares sold                                       475,887              673,274
Deferred organization costs (Note 1-F)                                        --                   --
Other assets                                                               2,240                  971
-----------------------------------------------------------------------------------------------------------
Total assets                                                         116,262,433          154,373,804
-----------------------------------------------------------------------------------------------------------

Liabilities:
Payable for securities purchased                                              --            1,042,763
Payable for capital shares redeemed                                      204,646              402,450
Cash overdraft                                                         1,030,298                   --
Due to Advisor (Note 2)                                                   99,078              124,132
Payable for shareholder service fee                                       14,861               18,620
Accrued expenses                                                         114,879              104,638
Other liabilities                                                            590                   --
-----------------------------------------------------------------------------------------------------------
Total liabilities                                                      1,464,352            1,692,603
-----------------------------------------------------------------------------------------------------------

Net Assets:                                                         $114,798,081         $152,681,201
===========================================================================================================

Shares Outstanding:
  (shares of beneficial interest issued and outstanding,
  respectively, unlimited number of shares authorized
  with a $0.001 par value)                                            13,444,075           14,258,107
===========================================================================================================

Net asset value, offering price and redemption price                       $8.54               $10.71
===========================================================================================================

Net Assets Consist of:
Capital paid-in                                                     $125,092,818         $150,150,828
Accumulated undistributed net investment income (loss)                  (77,025)               17,691
Accumulated net realized gain (loss) on investments                  (6,129,228)            2,378,837
Net unrealized appreciation (depreciation) on investments
  and foreign currency related transactions                          (4,088,484)              133,845
-----------------------------------------------------------------------------------------------------------
Net Assets:                                                         $114,798,081         $152,681,201
===========================================================================================================

(A) Investments at cost                                             $118,491,564         $148,159,659
===========================================================================================================

(B) Foreign currency at cost                                                  $0             $500,628

See accompanying notes to financial statements

30	M a t t h e w s A s i a n F u n d s

                Matthews               Matthews              Matthews              Matthews
                   Korea                  China                 Japan      Asian Technology
                    Fund                   Fund                  Fund                  Fund

            $252,835,362            $33,278,571            $9,392,063            $6,909,765
                 815,014                530,087                    --                    --
                      --                     --                    --                    --
                   2,680                 40,539                 8,564                    --
                      --                     --               261,179                25,057
                  67,187                 53,798                 7,450                13,600
                      --                  1,452                    --                    --
                  11,501                  1,961                   181                   319
-------------------------------------------------------------------------------------------
             253,731,744             33,906,408             9,669,437             6,948,741
-------------------------------------------------------------------------------------------

                      --                     --                    --                    --
                 213,511                158,417                28,203                27,202
                      --                     --               217,517                18,231
                 210,007                 28,167                12,861                 3,776
                  31,501                  4,327                 1,243                   898
                 272,122                 40,224                10,049                17,490
                   1,140                     --                   969                 1,977
-------------------------------------------------------------------------------------------
                 728,281                231,135               270,842                69,574
-------------------------------------------------------------------------------------------

            $253,003,463            $33,675,273            $9,398,595            $6,879,167
===========================================================================================

              57,286,221              3,758,476               979,016             2,198,076
===========================================================================================

                   $4.42                  $8.96                 $9.60                 $3.13
===========================================================================================

            $169,854,027            $38,899,130           $17,889,579           $26,089,582
               (372,722)                439,725              (28,232)               (8,487)
              14,778,027            (1,946,306)           (8,435,766)          (17,826,527)

              68,744,131            (3,717,276)              (26,986)           (1,375,401)
-------------------------------------------------------------------------------------------
            $253,003,463            $33,675,273            $9,398,595            $6,879,167
===========================================================================================

            $184,091,231            $36,995,847            $9,419,135            $8,285,166
===========================================================================================

                      $0                     $0                    $0                    $0

w w w . m a t t h e w s f u n d s . c o m | 8 0 0 - 7 8 9 - A S I A [ 2 7 4 2 ]	31

S t a t e m e n t o f O p e r a t i o n s F o r t h e Y e a r E n d e d A u g u s t 3 1 , 2 0 0 2
                                                                        Matthews             Matthews
                                                                   Pacific Tiger         Asian Growth
                                                                            Fund      and Income Fund

Investment Income:
Dividends                                                             $1,797,548           $1,549,367
Interest                                                                     148              981,103
Foreign withholding tax                                                 (92,922)             (71,305)
-----------------------------------------------------------------------------------------------------------
    Total investment income                                            1,704,774            2,459,165
-----------------------------------------------------------------------------------------------------------

Expenses
Investment advisory fees (Note 2)                                      1,002,556              630,055
Transfer agent fees                                                      247,123              123,754
Administration and accounting fees                                       168,544              107,375
Professional fees                                                         18,557               14,763
Custodian fees                                                           121,258               79,179
Directors fees (Note 2)                                                    6,407                2,915
Shareholder service fee (Note 2)                                         151,034               96,089
Insurance expense                                                         10,449                3,002
Amortization of organization costs (Note 1-F)                                 --                   --
Printing expense                                                          33,392               15,567
Registration expenses                                                     28,244               38,700
Other expenses                                                             2,843                1,249
-----------------------------------------------------------------------------------------------------------
    Total expenses                                                     1,790,407            1,112,648
Expenses waived, reimbursed or recaptured (Note 2)                        85,156               17,499
-----------------------------------------------------------------------------------------------------------
    Net expenses                                                       1,875,563            1,130,147
-----------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                           (170,789)            1,329,018
-----------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
    Foreign Currency Related Transactions:
Net realized gain (loss) on investments                              (3,689,958)            3,326,962
Net realized gain (loss) on foreign currency related transactions       (78,838)             (23,954)
Net change in unrealized appreciation (depreciation) on
  investments and foreign currency related transactions                5,883,551            (280,755)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
  and foreign currency related transactions                            2,114,755            3,022,253
-----------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets from Operations                 $1,943,966           $4,351,271
===========================================================================================================

See accompanying notes to financial statements

32	M a t t h e w s A s i a n F u n d s

                Matthews               Matthews              Matthews              Matthews
                   Korea                  China                 Japan      Asian Technology
                    Fund                   Fund                  Fund                  Fund

               $2,979,283              $861,417               $74,323               $64,299
                    4,601                    --                    --                    --
                (517,313)                    --              (11,110)              (13,601)
-------------------------------------------------------------------------------------------
                2,466,571               861,417                63,213                50,698
-------------------------------------------------------------------------------------------

                2,221,793               291,484                96,012               111,646
                  488,608                73,176                22,124                26,937
                  372,633                49,666                15,216                18,298
                   65,679                10,547                   703                 1,356
                  282,902                60,137                14,176                24,424
                   15,052                 1,254                   658                   972
                  318,593                40,744                13,501                14,426
                   18,836                 2,312                 1,246                 1,589
                       --                 3,088                    --                    --
                   42,902                14,560                 3,740                 4,875
                   55,922                25,359                16,223                18,637
                    4,775                 2,299                    --                   899
-------------------------------------------------------------------------------------------
                3,887,695               574,626               183,599               224,059
                       --                 8,342                 8,426                 (767)
-------------------------------------------------------------------------------------------
                3,887,695               582,968               192,025               223,292
-------------------------------------------------------------------------------------------
              (1,421,124)               278,449             (128,812)             (172,594)
-------------------------------------------------------------------------------------------

               34,491,076             (841,030)           (4,235,766)           (2,202,645)
                (400,383)                  (24)                 2,217               (9,567)

               57,069,545           (1,608,943)             3,160,981             1,639,640
-------------------------------------------------------------------------------------------

               91,160,238           (2,449,997)           (1,072,568)             (572,572)
-------------------------------------------------------------------------------------------

              $89,739,114          ($2,171,548)          ($1,201,380)            ($745,166)
===========================================================================================

w w w . m a t t h e w s f u n d s . c o m | 8 0 0 - 7 8 9 - A S I A [ 2 7 4 2 ]	33

S t a t e m e n t o f C h a n g e s i n N e t A s s e t s A u g u s t 3 1 , 2 0 0 2
                                                                     Matthews Pacific Tiger Fund
                                                                      Year Ended           Year Ended
                                                                 August 31, 2002      August 31, 2001

Operations:
Net investment income (loss)                                          ($170,789)             $574,328
Net realized gain (loss) on investments and
      foreign currency related transactions                          (3,768,796)          (2,037,058)
Net change in unrealized appreciation (depreciation) on
      investments and foreign currency related transactions            5,883,551         (27,835,776)
---------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets from operations                  1,943,966         (29,298,506)
---------------------------------------------------------------------------------------------------------------

Dividends and Distributions to Shareholders from:
Net investment income:
      Class I                                                          (104,784)          (2,614,945)
      Class A                                                                N/A             (34,982)
      Realized gains on investments:
      Class I                                                          (274,572)          (7,093,168)
      Class A                                                                N/A            (107,171)
---------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from distributions                (379,356)          (9,850,266)
---------------------------------------------------------------------------------------------------------------

Capital Share Transactions (net): (Note 1-L)
      Class I                                                         36,730,362            3,667,083
      Class A                                                                N/A          (1,187,737)
---------------------------------------------------------------------------------------------------------------
Increase in net assets derived from capital share transactions        36,730,362            2,479,346
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               38,294,972         (36,669,426)

Net Assets:
Beginning of year                                                     76,503,109          113,172,535
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income (loss) of $(77,025), $42,401, $17,691, $280,057,
$(372,722) and $121,474 respectively)                               $114,798,081          $76,503,109
===============================================================================================================
N/A Not Applicable

See accompanying notes to financial statements

34	M a t t h e w s A s i a n F u n d s

         Matthews Asian Growth and Income Fund                   Matthews Korea Fund
              Year Ended             Year Ended            Year Ended            Year Ended
         August 31, 2002        August 31, 2001       August 31, 2002       August 31, 2001

              $1,329,018             $1,268,721          $(1,421,124)              $830,403

               3,303,008              (825,263)            34,090,693          (13,729,542)

               (280,755)              (240,759)            57,069,545           (1,209,908)
-------------------------------------------------------------------------------------------

               4,351,271                202,699            89,739,114          (14,109,047)
-------------------------------------------------------------------------------------------

             (1,362,799)            (1,065,963)             (467,505)                    --
                     N/A                    N/A                   N/A                    --

                      --            (1,037,531)           (3,455,469)          (29,963,931)
                     N/A                    N/A                   N/A          (12,702,421)
-------------------------------------------------------------------------------------------
             (1,362,799)            (2,103,494)           (3,922,974)          (42,666,352)
-------------------------------------------------------------------------------------------

             125,246,184             14,878,373            50,055,031            52,883,977
                     N/A                    N/A                   N/A           (5,884,513)
-------------------------------------------------------------------------------------------
             125,246,184             14,878,373            50,055,031            46,999,464
-------------------------------------------------------------------------------------------
             128,234,656             12,977,578           135,871,171           (9,775,935)

              24,446,545             11,468,967           117,132,292           126,908,227
-------------------------------------------------------------------------------------------

            $152,681,201            $24,446,545          $253,003,463          $117,132,292
===========================================================================================

w w w . m a t t h e w s f u n d s . c o m | 8 0 0 - 7 8 9 - A S I A [ 2 7 4 2 ]	35

S t a t e m e n t o f C h a n g e s i n N e t A s s e t s A u g u s t 3 1 , 2 0 0 2
                                                                          Matthews China Fund
                                                                      Year Ended           Year Ended
                                                                 August 31, 2002      August 31, 2001

Operations:
Net investment income (loss)                                            $278,449             $376,674
Net realized loss on investments and foreign currency
      related transactions                                             (841,054)            (981,137)
Net change in unrealized appreciation (depreciation) on
      investments and foreign currency related transactions          (1,608,943)          (2,331,876)
-----------------------------------------------------------------------------------------------------------

Net decrease in net assets from operations                           (2,171,548)          (2,936,339)
-----------------------------------------------------------------------------------------------------------

Dividends and Distributions to Shareholders from:
Net investment income:
      Class I                                                          (381,550)            (135,340)
      Class A                                                                N/A                  N/A
Realized gains on investments:
      Class I                                                                  —            (259,637)
      Class A                                                                N/A                  N/A
-----------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from distributions                (381,550)            (394,977)
-----------------------------------------------------------------------------------------------------------

Capital Share Transactions (net): (Note 1-L)
      Class I                                                         16,385,313           13,942,021
      Class A                                                                N/A                  N/A
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets derived from capital
      share transactions                                              16,385,313           13,942,021
-----------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               13,832,215           10,610,705

Net Assets:
Beginning of year                                                     19,843,058            9,232,353
-----------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income (loss) of $439,725, $358,736, $(28,232), $62,709,
$(8,487) and $78,879 respectively                                    $33,675,273          $19,843,058
===========================================================================================================
N/A - Not Applicable

See accompanying notes to financial statements.

36	M a t t h e w s A s i a n F u n d s

                    Matthews Japan Fund                   Matthews Asian Technology Fund

              Year Ended             Year Ended            Year Ended            Year Ended
         August 31, 2002        August 31, 2001       August 31, 2002       August 31, 2001

              ($128,812)             ($102,884)            ($172,594)              $244,064

             (4,233,549)            (3,446,164)           (2,212,212)          (12,868,227)

               3,160,981            (4,135,528)             1,639,640             2,014,453
-------------------------------------------------------------------------------------------

             (1,201,380)            (7,684,576)             (745,166)          (10,609,710)
-------------------------------------------------------------------------------------------

               (182,412)              (360,020)             (142,101)             (615,326)
                     N/A                    N/A                   N/A                   N/A

                       —              (910,401)                     —                     —
                     N/A                    N/A                   N/A                   N/A
-------------------------------------------------------------------------------------------
               (182,412)            (1,270,421)             (142,101)             (615,326)
-------------------------------------------------------------------------------------------

               3,024,383            (7,155,774)           (1,840,654)           (3,737,856)
                     N/A                    N/A                   N/A                   N/A
-------------------------------------------------------------------------------------------

               3,024,383            (7,155,774)           (1,840,654)           (3,737,856)
-------------------------------------------------------------------------------------------
               1,640,591           (16,110,771)           (2,727,921)          (14,962,892)

               7,758,004             23,868,775             9,607,088            24,569,980
-------------------------------------------------------------------------------------------

              $9,398,595             $7,758,004            $6,879,167            $9,607,088
===========================================================================================

w w w . m a t t h e w s f u n d s . c o m | 8 0 0 - 7 8 9 - A S I A [ 2 7 4 2 ]	37

F i n a n c i a l H i g h l i g h t s

MATTHEWS PACIFIC TIGER FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.
                                Year Ended August 31              2002        2001(1)        2000(1)        1999(1)        1998(1)

Net Asset Value, beginning of year                               $7.91         $12.35         $10.41          $4.07         $11.30
----------------------------------------------------------------------------------------------------------------------------------

   Income (loss) from Investment Operations
   Net investment income (loss)                                 (0.01)           0.02           0.18           0.18           0.02
   Net realized gain (loss) and unrealized
      appreciation (depreciation) on investments
      and foreign currency                                        0.66         (3.37)           2.01           6.15         (7.20)
----------------------------------------------------------------------------------------------------------------------------------
            Total from investment operations                      0.65         (3.35)           2.19           6.33         (7.18)
----------------------------------------------------------------------------------------------------------------------------------

   Less Distributions from:
   Net investment income                                        (0.01)         (0.31)         (0.27)         (0.02)         (0.01)
   Net realized gains on investments                            (0.03)         (0.84)              —              —         (0.06)
----------------------------------------------------------------------------------------------------------------------------------
            Total distributions                                 (0.04)         (1.15)         (0.27)         (0.02)         (0.07)
----------------------------------------------------------------------------------------------------------------------------------
   Paid-in Capital from Redemption Fees (Note 1L)                 0.02           0.06           0.02           0.03           0.02
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                                     $8.54          $7.91         $12.35         $10.41          $4.07
==================================================================================================================================

Total Return                                                     8.44%       (27.46%)         21.28%        156.28%       (63.43%)

Ratios/Supplemental Data
Net assets, end of year (in 000's)                            $114,798        $76,503       $111,502       $109,936        $31,319

Ratio of expenses to average net assets
   before reimbursement, waiver or recapture
   of expenses by Advisor and Administrator                      1.79%          1.90%          1.88%          1.90%          2.06%

Ratio of expenses to average net assets after
   reimbursement, waiver or recapture of expenses
   by Advisor and Administrator (Note 2)                         1.87%          1.90%          1.81%          1.90%          1.90%

Ratio of net investment income (loss) to average net
   assets before reimbursement, waiver or recapture
   of expenses by Advisor and Administrator                    (0.17%)          0.67%          1.49%          3.35%          0.14%

Ratio of net investment income (loss) to average net
   assets after reimbursement, waiver or recapture
   of expenses by Advisor and Administrator                    (0.09%)          0.67%          1.56%          3.35%          0.30%

Portfolio turnover                                              57.00%         63.59%         52.11%         98.74%         73.09%
(1)	Net investment income (loss) has been restated to separate Paid-in Capital for redemption fees.

See accompanying notes to financial statements.

38	M a t t h e w s A s i a n F u n d s

MATTHEWS ASIAN GROWTH AND INCOME FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.
                                Year Ended August 31              2002        2001(1)        2000(1)        1999(1)        1998(1)

Net Asset Value, beginning of year                               $9.08         $10.50          $9.37          $6.54         $11.71
----------------------------------------------------------------------------------------------------------------------------------

   Income (loss) from Investment Operations
   Net investment income                                          0.18           0.54           0.61           0.58           0.13
   Net realized gain (loss) and unrealized
      appreciation (depreciation) on investments
      and foreign currency                                        1.70         (0.49)           1.09           2.75         (4.16)
----------------------------------------------------------------------------------------------------------------------------------
            Total from investment operations                      1.88           0.05           1.70           3.33         (4.03)
----------------------------------------------------------------------------------------------------------------------------------

   Less Distributions from:
   Net investment income                                        (0.27)         (0.60)         (0.59)         (0.51)         (0.10)
   Net realized gains on investments                                 —         (0.88)              —              —         (1.05)
----------------------------------------------------------------------------------------------------------------------------------
            Total distributions                                 (0.27)         (1.48)         (0.59)         (0.51)         (1.15)
----------------------------------------------------------------------------------------------------------------------------------
   Paid-in Capital from Redemption Fees (Note 1L)                 0.02           0.01           0.02           0.01           0.01
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                                    $10.71          $9.08         $10.50          $9.37          $6.54
==================================================================================================================================

Total Return                                                    21.11%          1.15%         18.68%         52.65%       (35.27%)

Ratios/Supplemental Data
Net assets, end of year (in 000's)                            $152,681        $24,447        $11,469        $10,644         $4,063

Ratio of expenses to average net assets
   before reimbursement, waiver or recapture
   of expenses by Advisor and Administrator                      1.77%          1.90%          1.97%          2.05%          3.76%

Ratio of expenses to average net assets after
   reimbursement, waiver or recapture of expenses
   by Advisor and Administrator (Note 2)                         1.79%          1.90%          1.90%          1.90%          1.90%

Ratio of net investment income (loss) to average net
   assets before reimbursement, waiver or recapture
   of expenses by Advisor and Administrator                      2.13%          7.71%          6.17%          7.98%        (0.36%)

Ratio of net investment income (loss) to average net
   assets after reimbursement, waiver or recapture
   of expenses by Advisor and Administrator                      2.11%          7.71%          6.24%          8.13%          1.50%

Portfolio turnover                                              32.37%         33.94%         62.23%         34.82%         54.67%
(1)	Net investment income (loss) has been restated to separate Paid-in Capital for redemption fees.

See accompanying notes to financial statements.

w w w . m a t t h e w s f u n d s . c o m | 8 0 0 - 7 8 9 - A S I A [ 2 7 4 2 ]	39

F i n a n c i a l H i g h l i g h t s

MATTHEWS KOREA FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.
                                Year Ended August 31           2002(1)        2001(1)        2000(1)        1999(1)        1998(1)

Net Asset Value, beginning of year                               $2.68          $5.19          $7.49          $2.03          $6.19
----------------------------------------------------------------------------------------------------------------------------------

   Income (loss) from Investment Operations
   Net investment income (loss)                                 (0.02)         (0.01)         (0.01)         (0.01)         (0.05)
   Net realized gain (loss) and unrealized
      appreciation (depreciation) on investments
      and foreign currency                                        1.81         (0.90)         (1.45)           5.43         (4.13)
----------------------------------------------------------------------------------------------------------------------------------
            Total from investment operations                      1.79         (0.91)         (1.46)           5.42         (4.18)
----------------------------------------------------------------------------------------------------------------------------------

   Less Distributions from:
   Net investment income                                        (0.01)              —              —              —              —
   Net realized gains on investments                            (0.07)         (1.63)         (0.88)              —              —
----------------------------------------------------------------------------------------------------------------------------------
            Total distributions                                 (0.08)         (1.63)         (0.88)              —              —
----------------------------------------------------------------------------------------------------------------------------------
   Paid-in Capital from Redemption Fees (Note 1L)                 0.03           0.03           0.04           0.04           0.02
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                                     $4.42          $2.68          $5.19          $7.49          $2.03
==================================================================================================================================

Total Return                                                    68.49%       (13.09%)       (22.92%)        268.97%       (67.21%)

Ratios/Supplemental Data
Net assets, end of year (in 000's)                            $253,003       $117,138       $115,158       $230,846        $66,607

Ratio of expenses to average net assets
   before reimbursement, waiver or recapture
   of expenses by Advisor and Administrator                      1.75%          1.78%          1.75%          1.77%          2.07%

Ratio of expenses to average net assets after
   reimbursement, waiver or recapture of expenses
   by Advisor and Administrator (Note 2)                         1.75%          1.78%          1.75%          1.77%          2.06%

Ratio of net investment income (loss) to average net
   assets before reimbursement, waiver or recapture
   of expenses by Advisor and Administrator                    (0.64%)          0.75%          0.42%        (0.37%)        (1.13%)

Ratio of net investment income (loss) to average net
   assets after reimbursement, waiver or recapture
   of expenses by Advisor and Administrator                    (0.64%)          0.75%          0.42%        (0.37%)        (1.12%)

Portfolio turnover                                              46.52%         81.96%         47.80%         57.06%         94.01%
(1)	Net investment income (loss) has been restated to separate Paid-in Capital for redemption fees.

See accompanying notes to financial statements.

40	M a t t h e w s A s i a n F u n d s

MATTHEWS CHINA FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.
                                Year Ended August 31              2002        2001(1)        2000(1)        1999(1)        1998(1),(2)

Net Asset Value, beginning of period                             $9.21          $9.93          $8.48          $4.36         $10.00
----------------------------------------------------------------------------------------------------------------------------------

   Income (loss) from Investment Operations
   Net investment income                                          0.05           0.24           0.09           0.07           0.10
   Net realized gain (loss) and unrealized
      appreciation (depreciation) on investments
      and foreign currency                                      (0.20)         (0.61)           1.44           4.11         (5.75)
----------------------------------------------------------------------------------------------------------------------------------
            Total from investment operations                    (0.15)         (0.37)           1.53           4.18         (5.65)
----------------------------------------------------------------------------------------------------------------------------------

   Less Distributions from:
   Net investment income                                        (0.15)         (0.15)         (0.11)         (0.11)              —
   Net realized gains on investments                                 —         (0.28)              —              —              —
----------------------------------------------------------------------------------------------------------------------------------
            Total distributions                                 (0.15)         (0.43)         (0.11)         (0.11)              —
----------------------------------------------------------------------------------------------------------------------------------
   Paid-in Capital from Redemption Fees (Note 1L)                 0.05           0.08           0.03           0.05           0.01
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of period                                   $8.96          $9.21          $9.93          $8.48          $4.36
==================================================================================================================================

Total Return                                                   (1.16%)        (2.23%)         18.54%         97.79%       (56.40%)(4)

Ratios/Supplemental Data
Net assets, end of period (in 000's)                           $33,675        $19,843         $9,232         $6,245         $1,576

Ratio of expenses to average net assets
   before reimbursement, waiver or recapture
   of expenses by Advisor and Administrator                      1.97%          2.00%          2.15%          2.09%          7.84%(3)

Ratio of expenses to average net assets after
   reimbursement, waiver or recapture of expenses
   by Advisor and Administrator (Note 2)                         2.00%          2.00%          2.00%          2.00%          2.00%(3)

Ratio of net investment income (loss) to average net
   assets before reimbursement, waiver or recapture
   of expenses by Advisor and Administrator                      0.99%          2.62%          1.54%          2.93%        (3.45%)(3)

Ratio of net investment income (loss) to average net
   assets before reimbursement, waiver or recapture
   of expenses by Advisor and Administrator                      0.96%          2.62%          1.69%          3.02%          2.38%(3)

Portfolio turnover                                              43.84%         61.07%         80.90%         40.27%         11.84%(4)
(1)	Net investment income (loss) has been restated to separate Paid-in Capital for redemption fees.
(2)	The China Fund commenced operations on February 19, 1998.
(3)	Annualized.
(4)	Not annualized.

See accompanying notes to financial statements.

w w w . m a t t h e w s f u n d s . c o m | 8 0 0 - 7 8 9 - A S I A [ 2 7 4 2 ]	41

F i n a n c i a l H i g h l i g h t s

MATTHEWS JAPAN FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.
                                                             Year Ended          Year Ended          Year Ended        Period Ended
                                                        August 31, 2002  August 31, 2001(1)  August 31, 2000(1)  August 31, 1999(1),(2)

Net Asset Value, beginning of period                             $11.22             $20.76               $21.70              $10.00
-----------------------------------------------------------------------------------------------------------------------------------

   Income (loss) from Investment Operations
   Net investment income (loss)                                  (0.07)             (0.26)               (0.24)              (0.06)
   Net realized gain (loss) and unrealized appreciation
      (depreciation) on investments and foreign currency         (1.39)             (7.99)               (0.29)               11.74
-----------------------------------------------------------------------------------------------------------------------------------
            Total from investment operations                     (1.46)             (8.25)               (0.53)               11.68
-----------------------------------------------------------------------------------------------------------------------------------

   Less Distributions from:
   Net investment income                                         (0.27)             (0.37)                    —                   —
   Net realized gains on investments                                  —             (1.03)               (0.54)                   —
-----------------------------------------------------------------------------------------------------------------------------------
            Total distributions                                  (0.27)             (1.40)               (0.54)                   —
-----------------------------------------------------------------------------------------------------------------------------------
   Paid-in Capital from Redemption Fees (Note 1L)                  0.11               0.11                 0.13                0.02
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of period                                    $9.60             $11.22               $20.76              $21.70
===================================================================================================================================

Total Return                                                   (12.20%)           (40.92%)              (1.75%)             117.00%(4)

Ratios/Supplemental Data
Net assets, end of period (in 000's)                             $9,399             $7,758              $23,869             $24,486

Ratio of expenses to average net assets
   before reimbursement, waiver or recapture
   of expenses by Advisor and Administrator                       1.91%              2.08%                1.88%               3.45%(3)

Ratio of expenses to average net assets after
   reimbursement, waiver or recapture of expenses
   by Advisor and Administrator (Note 2)                          2.00%              2.00%                2.00%               2.00%(3)

Ratio of net investment income (loss) to average net
   assets before reimbursement, waiver or recapture of
   expenses by Advisor and Administrator                        (1.25%)            (0.90%)              (0.36%)             (2.54%)(3)

Ratio of net investment income (loss) to average net
   assets before reimbursement, waiver or recapture of
   expenses by Advisor and Administrator                        (1.34%)            (0.82%)              (0.48%)             (1.09%)(3)

Portfolio turnover                                              113.23%             71.09%               23.00%              28.92%(4)
(1)	Net investment income (loss) has been restated to separate Paid-in Capital for redemption fees.
(2)	The Japan Fund commenced operations on December 31, 1998.
(3)	Annualized.
(4)	Not annualized.

See accompanying notes to financial statements.

42	M a t t h e w s A s i a n F u n d s

MATTHEWS ASIAN TECHNOLOGY FUND

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.
                                                                 Year Ended          Year Ended        Period Ended
                                                            August 31, 2002  August 31, 2001(1)  August 31, 2000(1),(2)

Net Asset Value, beginning of period                                  $3.53               $7.61              $10.00
-------------------------------------------------------------------------------------------------------------------

   Income (loss) from Investment Operations
   Net investment income (loss)                                      (0.10)                0.05                0.22
   Net realized gain (loss) and unrealized appreciation
      (depreciation) on investments and foreign currency             (0.31)              (3.97)              (2.65)
-------------------------------------------------------------------------------------------------------------------
            Total from investment operations                         (0.41)              (4.02)              (2.43)
-------------------------------------------------------------------------------------------------------------------

   Less Distributions from:
   Net investment income                                             (0.04)              (0.22)                   —
   Net realized gains on investments                                      —                   —                   —
-------------------------------------------------------------------------------------------------------------------
            Total distributions                                      (0.04)              (0.22)                   —
-------------------------------------------------------------------------------------------------------------------
   Paid-in Capital from Redemption Fees (Note 1L)                      0.05                0.16                0.04
-------------------------------------------------------------------------------------------------------------------

Net Asset Value, end of period                                        $3.13               $3.53               $7.61
===================================================================================================================

Total Return                                                       (10.40%)            (51.54%)            (23.90%)(4)

Ratios/Supplemental Data
Net assets, end of period (in 000's)                                 $6,879              $9,607             $24,570

Ratio of expenses to average net assets
   before reimbursement, waiver or recapture
   of expenses by Advisor and Administrator                           2.01%               2.69%               2.66%(3)

Ratio of expenses to average net assets after
   reimbursement, waiver or recapture of expenses
   by Advisor and Administrator (Note 2)                              2.00%               2.00%               2.00%(3)

Ratio of net investment income (loss) to average net
   assets before reimbursement, waiver or recapture of
   expenses by Advisor and Administrator                            (1.56%)               1.14%               3.75%(3)

Ratio of net investment income (loss) to average net
   assets before reimbursement, waiver or recapture of
   expenses by Advisor and Administrator                            (1.55%)               1.83%               4.41%(3)

Portfolio turnover                                                  103.60%             181.24%              50.35%(4)
(1)	Net investment income (loss) has been restated to separate Paid-in Capital for redemption fees.
(2)	The Asian Technology Fund commenced operations on December 27, 1999.
(3)	Annualized.
(4)	Not annualized.

See accompanying notes to financial statements.

w w w . m a t t h e w s f u n d s . c o m | 8 0 0 - 7 8 9 - A S I A [ 2 7 4 2 ]	43

N o t e s t o F i n a n c i a l S t a t e m e n t s A u g u s t 3 1 , 2 0 0 2

1.	SIGNIFICANT ACCOUNTING POLICIES
Matthews Asian Funds (the “Company”) is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “Act”). The Company currently issues six separate series of shares (each a “Fund” and collectively, the “Funds”): Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund and Matthews Asian Technology Fund. Matthews Pacific Tiger, Matthews Korea Fund and Matthews China Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Currently, only Class I shares are offered. Matthews Pacific Tiger Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund and Matthews Asian Technology Fund seek to maximize capital appreciation by investing, under normal circumstances, at least 80% of their total assets in equity securities of Pacific Tiger economies, South Korean companies, Chinese companies and Japanese companies, respectively. Pacific Tiger economies include Hong Kong, Singapore, South Korea, Taiwan, Indonesia, Malaysia, Philippines, Thailand and China. Matthews Asian Growth and Income Fund seeks capital appreciation and current income by investing, under normal circumstances, at least 80% of its total assets in the convertible bonds and dividend-paying equity securities of Asian economies. Asian economies include Hong Kong, Japan, Singapore, South Korea, Taiwan, Indonesia, Malaysia, Philippines, Thailand, China and India. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. Security Valuation: Securities listed on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked prices. All other securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

The books and records of the Funds are maintained in U.S. Dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investment in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. Dollars, and are denominated in U.S. Dollars.

Portfolio securities traded on a foreign exchange are generally valued at the respective current prevailing exchange rates. The securities’ values are translated into U.S. Dollars using these rates. If subsequent to the time a rate as been established and it has been determined to have materially changed, the fair value of those securities, (considering the changing conditions) will be determined by (or under the direction of) the Funds’ Board of Trustees.

B. Forward Foreign Exchange Contracts: The Funds may engage in forward foreign exchange contracts for hedging a specific transaction in which the currency is denominated as deemed appropriate by

44	M a t t h e w s A s i a n F u n d s

Matthews International Capital Management, LLC (the “Advisor”). Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparts to the contract are unable to meet the terms of their contracts.

C. Risks Associated with Foreign Securities: Investments by the Funds in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economical instability of the country of the issuer, the difficulty in predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

D. Federal Income Taxes: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended August 31, 2002. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and the use of the tax accounting practice known as equalization.

E. Determination of Gains or Losses on Sales of Securities: Gains or losses on the sale of securities are determined on the identified cost basis.

F. Organization Costs: Organization costs are amortized on a straight-line basis over five years from each Fund’s respective commencement of operations with the exception of the Matthews Japan Fund and Matthews Asian Technology Fund which were amortized on a straight-line basis over one year from the Fund’s commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund’s organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

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N o t e s t o F i n a n c i a l S t a t e m e n t s A u g u s t 3 1 , 2 0 0 2

G. Distribution to Shareholders: It is the policy of Matthews Asian Growth and Income Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. Matthews Pacific Tiger Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, and Matthews Asian Technology Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

The tax character of distributions paid for the fiscal years ended August 31, 2001 and August 31, 2002 were as follows:

         2001 Taxable Distributions                          Ordinary      Net Long Term      Total Taxable
                                                               Income      Capital Gains      Distributions
         Matthews Pacific Tiger Fund                       $1,606,098         $8,244,168         $9,850,266
         Matthews Asian Growth and Income Fund              1,212,984            890,510          2,103,494
         Matthews Korea Fund                               12,702,526         29,963,826         42,666,352
         Matthews China Fund                                  140,220            254,757            394,977
         Matthews Japan Fund                                1,199,344             71,077          1,270,421
         Matthew Asian Technology Fund                        615,326                  —            615,326

         2002 Taxable Distributions                          Ordinary      Net Long Term      Total Taxable
                                                               Income      Capital Gains      Distributions
         Matthews Pacific Tiger Fund                         $238,674           $140,682           $379,356
         Matthews Asian Growth and Income Fund              1,362,799                  —          1,362,799
         Matthews Korea Fund                                  468,712          3,454,262          3,922,974
         Matthews China Fund                                  381,550                  —            381,550
         Matthews Japan Fund                                  182,412                  —            182,412
         Matthew Asian Technology Fund                        142,101                  —            142,101

As of August 31, 2002, the components of distributable earnings/(deficit) on a tax basis were as follows:

                                                                                 Matthews
                                                             Matthews    Asian Growth and           Matthews
                                                   Pacific Tiger Fund         Income Fund         Korea Fund
         Undistributed Ordinary Income                             $—          $2,059,795                 $—
         Undistributed Long Term Capital Gains                      —             368,598         20,024,491
         Capital Loss Carryforwards                       (3,234,939)                   —                  —
         Post October Capital Losses *                    (2,361,191)                   —                  —
         Post October Currency Losses **                     (77,025)            (23,897)          (372,722)
         PFIC Mark to Market                                        —                   —                  —
         Unrealized Appreciation/(Depreciation)**         (4,621,582)             125,877         63,497,667
         ---------------------------------------------------------------------------------------------------
         Total Accumulated Earnings/(Deficit)           $(10,294,737)          $2,530,373        $83,149,436
         ===================================================================================================
46	M a t t h e w s A s i a n F u n d s

As of August 31, 2002, the components of distributable earnings/(deficit) on a tax basis were as follows (continued):

                                                             Matthews            Matthews     Matthews Asian
                                                           China Fund          Japan Fund    Technology Fund
         Undistributed Ordinary Income                      $ 439,725                  $—                 $—
         Undistributed Long Term Capital Gains                      —                   —                  —
         Capital Loss Carryforwards                       (1,131,447)         (4,541,158)       (13,732,856)
         Post October Capital Losses *                      (531,190)         (3,097,081)        (2,997,278)
         Post October Currency Losses *                             —                   —            (8,487)
         PFIC Mark to Market                                        —            (28,232)                  —
         Unrealized Appreciation/(Depreciation)**         (4,000,945)           (824,513)        (2,471,794)
         ---------------------------------------------------------------------------------------------------
         Total Accumulated Earnings/(Deficit)            $(5,223,857)        $(8,490,984)      $(19,210,415)
         ===================================================================================================

*	Under the current tax law, capital losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year.

**	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies (PFICs).

For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of August 31, 2002, which are available to offset future capital gains, if any:

         Losses Deferred Expiring in:                            2008                2009               2010
         Matthews Pacific Tiger Fund                               $—                  $—         $3,234,939
         Matthews Asian Growth and Income Fund                      —                   —                  —
         Matthews Korea Fund                                        —                   —                  —
         Matthews China Fund                                        —                   —          1,131,447
         Matthews Japan Fund                                        —              35,094          4,506,064
         Matthew Asian Technology Fund                      2,390,436           5,375,361          5,967,059

H. Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2002, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income/(loss) and accumulated realized gain/(loss) as follows:

                                                                      Increase/(Decrease)
                                                                        Undistributed Net   Increase/(Decrease)
                                                  Increase/(Decrease)          Investment           Accumulated
                                                      Paid-in Capital       Income (Loss)  Realized Gain/(Loss)
         Matthews Pacific Tiger Fund                       $(272,425)            $192,753               $79,672
         Matthews Asian Growth and Income Fund                204,632           (228,585)                23,953
         Matthews Korea Fund                                (387,089)           1,565,208           (1,178,119)
         Matthews China Fund                                (184,114)             184,090                    24
         Matthews Japan Fund                                (212,162)             220,283               (8,121)
         Matthew Asian Technology Fund                      (236,896)             227,329                 9,567
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N o t e s t o F i n a n c i a l S t a t e m e n t s A u g u s t 3 1 , 2 0 0 2

I. Fund Expense Allocations: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated pro-rata among the Funds based on net assets.

J. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

K. Other: Securities transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

L. Capital Share Transactions: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Class A shares were sold with a front-end sales charge of 4.95%.

         MATTHEWS PACIFIC TIGER FUND CLASS I
                                            Year Ended August 31, 2002            Year Ended August 31, 2001
                                             Shares             Amount             Shares             Amount
         Shares sold                     11,728,059       $106,314,158          9,483,405        $84,833,523

         Shares issued through
         reinvestment of dividends           40,762            366,041          1,053,742          9,155,114

         Shares redeemed                (7,999,842)       (69,949,837)        (9,891,330)       (90,321,554)
         ---------------------------------------------------------------------------------------------------
         Net increase (decrease)          3,768,979        $36,730,362            645,817         $3,667,083
         ===================================================================================================

         MATTHEWS PACIFIC TIGER FUND CLASS A*
                                            Year Ended August 31, 2002            Year Ended August 31, 2001
                                             Shares             Amount             Shares             Amount
         Shares sold                              —                 $—             64,314           $623,933

         Shares issued through
         reinvestment of dividends                —                  —             15,913            138,734

         Shares redeemed                          —                  —          (215,664)        (1,950,404)
         ---------------------------------------------------------------------------------------------------
         Net increase (decrease)                  —                 $—          (135,437)       $(1,187,737)
         ===================================================================================================

         MATTHEWS ASIAN GROWTH AND INCOME FUND
                                            Year Ended August 31, 2002            Year Ended August 31, 2001
                                             Shares             Amount             Shares             Amount
         Shares sold                     15,326,669       $164,304,863          2,216,555        $20,619,255

         Shares issued through
         reinvestment of dividends          127,019          1,302,597            231,759          2,084,304

         Shares redeemed                (3,886,595)       (40,361,276)          (849,169)        (7,825,186)
         ---------------------------------------------------------------------------------------------------
         Net increase (decrease)         11,567,093       $125,246,184          1,599,145        $14,878,373
         ===================================================================================================
48	M a t t h e w s A s i a n F u n d s

         MATTHEWS KOREA FUND CLASS I
                                            Year Ended August 31, 2002            Year Ended August 31, 2001
                                             Shares             Amount             Shares             Amount
         Shares sold                     61,630,311       $249,365,417         46,719,161       $139,361,838

         Shares issued through
         reinvestment of dividends          864,565          3,086,494         14,125,165         35,370,865

         Shares redeemed               (48,911,935)      (202,396,880)       (39,309,187)      (121,848,726)
         ---------------------------------------------------------------------------------------------------
         Net increase (decrease)         13,582,941        $50,055,031         21,535,139        $52,883,977
         ===================================================================================================

         MATTHEWS KOREA FUND CLASS A*
                                            Year Ended August 31, 2002            Year Ended August 31, 2001
                                             Shares             Amount             Shares             Amount
         Shares sold                              —                 $—            436,242         $1,828,679

         Shares issued through
         reinvestment of dividends                —                  —          1,380,958          3,341,918

         Shares redeemed                          —                  —        (4,107,637)       (11,055,110)
         ---------------------------------------------------------------------------------------------------
         Net increase (decrease)                  —                 $—        (2,290,437)       $(5,884,513)
         ===================================================================================================

         MATTHEWS CHINA FUND
                                            Year Ended August 31, 2002            Year Ended August 31, 2001
                                             Shares             Amount             Shares             Amount
         Shares sold                      4,355,329        $42,461,853          3,045,164        $32,057,967

         Shares issued through
         reinvestment of dividends           37,306            354,407             49,078            392,130

         Shares redeemed                (2,789,691)       (26,430,947)        (1,868,802)       (18,507,076)
         ---------------------------------------------------------------------------------------------------
         Net increase (decrease)          1,602,944        $16,385,313          1,225,440        $13,943,021
         ===================================================================================================

         MATTHEWS JAPAN FUND
                                            Year Ended August 31, 2002            Year Ended August 31, 2001
                                             Shares             Amount             Shares             Amount
         Shares sold                      1,870,946        $18,771,725            639,752         $9,296,535

         Shares issued through
         reinvestment of dividends           16,933            176,103             79,959          1,232,922

         Shares redeemed                (1,600,390)       (15,923,445)        (1,177,987)       (17,685,231)
         ---------------------------------------------------------------------------------------------------
         Net increase (decrease)            287,489         $3,024,383          (458,276)       $(7,155,774)
         ===================================================================================================

         MATTHEWS ASIAN TECHNOLOGY FUND
                                            Year Ended August 31, 2002            Year Ended August 31, 2001
                                             Shares             Amount             Shares             Amount
         Shares sold                      4,672,505        $17,384,394          6,956,729        $34,380,863

         Shares issued through
         reinvestment of dividends           33,973            138,271            125,864            610,441

         Shares redeemed                (5,233,008)       (19,363,319)        (7,584,635)       (38,729,160)
         ---------------------------------------------------------------------------------------------------
         Net increase (decrease)          (526,530)       $(1,840,654)          (502,042)       $(3,737,856)
         ===================================================================================================
*	As of December 15, 2000, Class A shares of Matthews Pacific Tiger Fund and Matthew Korea Fund were closed and exchanged for Class I shares. 155,798 and 1,092,968 shares were exchanged, respectively.

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N o t e s t o F i n a n c i a l S t a t e m e n t s A u g u s t 3 1 , 2 0 0 2

The Funds impose a redemption fee of 2.00% on shares that are redeemed within ninety days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees were returned to the assets of the Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, and Matthews Asian Technology Fund in the amounts of $198,248, $285,809, $1,677,238, $184,114, $103,243, and $107,488, respectively, for the year ended August 31, 2002 and $562,008, $22,074, $1,455,637, $170,617, $78,555, and $441,968, respectively, for the year ended August 31, 2001.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Advisor, an investment advisor registered under the Investment Advisers Act of 1940, as amended, provides the Funds with investment management services. As compensation for these services, the Advisor charges the Funds a monthly fee of 1/12th of 1% on each Fund’s respective average daily net assets. Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. Investment advisory fees and other transactions with affiliates, for the fiscal year ended August 31, 2002, were as follows:

                                                 Investment Advisory  Voluntary Expense
                                                            Fee Rate         Limitation        Advisory Fees
         Matthews Pacific Tiger Fund                           1.00%              1.90%           $1,002,556
         Matthews Asian Growth and Income Fund                 1.00%              1.90%              630,055
         Matthews Korea Fund                                   1.00%              2.00%            2,221,793
         Matthews China Fund                                   1.00%              2.00%              291,484
         Matthews Japan Fund                                   1.00%              2.00%               96,012
         Matthew Asian Technology Fund                         1.00%              2.00%              111,646

                                                     Expenses Waived           Expenses            Remaining
                                                      and Reimbursed         Recaptured         Recapturable
                                                      by the Advisor     by the Advisor   Expenses Available
         Matthews Pacific Tiger Fund                             $--            $85,156                  $--
         Matthews Asian Growth and Income Fund                    --             17,499                   --
         Matthews Korea Fund                                      --                 --                   --
         Matthews China Fund                                      --              8,342                6,379
         Matthews Japan Fund                                      --              8,426               10,446
         Matthew Asian Technology Fund                           767                 --              170,953

Effective March 1, 2002 the voluntary expense limitation for Matthews Korea Fund was reduced from 2.50% to 2.00%.

The investment advisory agreements provide that any reductions made by the Advisor in its fees are subject to reimbursements by the Funds within the following three years provided that the Funds are able to effect such reimbursements and remain in compliance with applicable expense limitations.

50	M a t t h e w s A s i a n F u n d s

Effective March 1, 2002, the Funds’ shareholder servicing plan was activated, pursuant to which the Funds reimburse the Advisor for shareholder servicing activities at an annual rate of 0.15% of each fund’s respective average daily net assets. Under the agreement, the Funds can be charged a maximum of 0.25%. Fees charged by the Advisor under the shareholder servicing fee arrangement are as follows for the fiscal year ended August 31, 2002:

                                                  Shareholder Servicing Fees
         Matthews Pacific Tiger Fund                                 $89,315
         Matthews Asian Growth and Income Fund                        72,836
         Matthews Korea Fund                                         214,292
         Matthews China Fund                                          26,887
         Matthews Japan Fund                                           8,916
         Matthew Asian Technology Fund                                 8,525

The Funds bear a portion of the fees paid to certain services providers (exclusive of the Funds’ transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Fees accrued to pay to such service providers for the fiscal year ended August 31, 2002 are reflected in the Statement of Operations as follows:

                                                  Transfer Agent   Shareholder Servicing      Total
         Matthews Pacific Tiger Fund                    $123,438                 $61,719   $185,157
         Matthews Asian Growth and Income Fund            46,505                  23,253     69,758
         Matthews Korea Fund                             208,602                 104,301    312,903
         Matthews China Fund                              27,713                  13,857     41,570
         Matthews Japan Fund                               9,170                   4,585     13,755
         Matthew Asian Technology Fund                    11,801                   5,901     17,702

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC Bank, serves as the Trust’s Administrator and, in that capacity, performs various administrative and accounting services for each Fund. PFPC also serves as the Trust’s Transfer Agent, dividend disbursing agent and registrar. An officer of PFPC serves as Assistant Treasurer to the Trust. Total fees accrued by PFPC for the year ended August 31, 2002 were $668,024 for administrative and accounting services and $259,929 for transfer agent services. The Bank of New York serves as custodian to the Trust.

PFPC Distributors, Inc. (“The Distributor”) serves as the Fund’s Distributor pursuant to an Underwriting Agreement.

3.	Investment Transactions
Investment transactions for the fiscal year ended August 31, 2002, excluding short-term investments, were as follows:

                                                                          Proceeds
                                                       Purchases        from Sales
         Matthews Pacific Tiger Fund                 $92,892,005       $56,257,576
         Matthews Asian Growth and Income Fund       141,664,961        20,250,086
         Matthews Korea Fund                         144,464,192       100,429,618
         Matthews China Fund                          28,256,138        12,358,585
         Matthews Japan Fund                          13,204,849        10,513,460
         Matthew Asian Technology Fund                11,097,959        13,244,590
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R e p o r t o f I n d e p e n d e n t C e r t i f i e d P u b l i c A c c o u n t a n t s

To the Shareholders and Board of Trustees of Matthews Asian Funds:

We have audited the accompanying statements of assets and liabilities of Matthews Asian Funds (comprising the Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund and Matthews Asian Technology Fund, collectively referred to as the “Funds”) including the schedules of investments as of August 31, 2002, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods subsequent to August 31, 1998, indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the periods prior to September 1, 1998, were audited by other auditors whose report dated October 9, 1998, expressed an unqualified opinion on the financial highlights.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Matthews Asian Funds as of August 31, 2002, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods subsequent to August 31, 1998, indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania October 4, 2002

52	M a t t h e w s A s i a n F u n d s

T r u s t e e s a n d O f f i c e r s o f t h e F u n d s ( U n a u d i t e d )

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information includes additional information about Fund trustees is available without charge by calling (800) 789-ASIA [2742]. The Trustees and executive officers of the Funds, their ages, business address and their principal occupations during the past five years are set forth below:

                                                                                                          Number of
                                    Term of                                                               Portfolios in
                                    Office and                                                            Fund Complex
Name (Age), Address and             Length of                                                             Overseen          Other Trusteeships/Directorships
Position(s) with Trust              Time Served(1)   Principal Occupation(s) During Past 5 Years          by Trustee        Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------------------------------
Richard K. Lyons (41)               Since 1994       Professor, Haas School of Business University of     6                 Director, iShares Corporation
Haas School of Business, S545                        California since 1993.                                                 and iShares Trust managed by
University of California                                                                                                    Barclays Global Investors;
Berkeley, CA 94720-1900                                                                                                     Trustee, Barclays Global
Chairman of the Board of                                                                                                    Investor Funds
Trustees and Trustee

Robert K. Connolly (70)             Since 1994       Retired since 8/90. Prior thereto: Institutional     6
334 Las Casitas Court                                Sales Manager and Securities Analyst for
Sonoma, CA 95476                                     Barrington Research Associates
Trustee

Norman W. Berryessa (74)            Since 1996       Registered Investment Advisor                        6
100 Bush Street, Suite 1000                          since 1996; Independent Contractor,
San Francisco, CA 94109                              Emmett Larkin Co. (financial services), since 1983.
Trustee
--------------------------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(2)
--------------------------------------------------------------------------------------------------------------------------------------------------------
G. Paul Matthews (46)               Since 2001       Chairman, Co-Chief Executive Officer and             6
456 Montgomery Street, Suite 1200                    Chief Investment Officer, Matthews International
San Francisco, CA 94104                              Capital Management LLC, since 1991.
Trustee

David FitzWilliam-Lay (71)          Since 1994       Retired since 1993. Prior thereto Chairman of        6                 Director, Fidelity Asian Values
456 Montgomery Street, Suite 1200                    GT Management, PLC, United Kingdom.                                    Investment Trust; Director,
San Francisco, CA 94104                              (investment management)                                                Eastern European Investment
Trustee                                                                                                                     Trust; Director and Chairman,
                                                                                                                            Prospect Japan Investment
                                                                                                                            Trust - all UK closed-end
                                                                                                                            investment trusts listed on the
                                                                                                                            London Stock exchange.

John H. Dracott (74)                Since 1994       International mutual fund consultant.                6
P.O. Box 162                                         Emeritus since 1998.
Tiburon, CA 94920-1866
Trustee
--------------------------------------------------------------------------------------------------------------------------------------------------------
OFFICER(S) WHO ARE NOT TRUSTEES(2)
--------------------------------------------------------------------------------------------------------------------------------------------------------
Mark W. Headley (43)                Since 1999       Co-Chief Executive Officer, President and Portfolio  6
456 Montgomery Street, Suite 1200                    Manager, Matthews International Capital
San Francisco, CA 94104                              Management, LLC since 2001; President and
Vice President                                       Portfolio Manager, 1999-2001; Portfolio Manager
                                                     and Managing Director 1996-1999.

James E. Walter (32)                Since 2000       Vice President, Investment Operations, Matthews      6
456 Montgomery Street, Suite 1200                    International Capital Management, LLC since 2000;
San Francisco, CA 94104                              Operations Manager, 1998-2000; Fund Accountant,
Treasurer                                            1996-1998.

Downey L. Hebble (32)               Since 2001       Senior Vice President, Matthews International        6
456 Montgomery Street, Suite 1200                    Capital Management, LLC since 2001;
San Francisco, CA 94104                              Vice President, 1999-2001; Manager,
Secretary                                            Montgomery Asset Management LLC,
                                                     1997-1999; Marketing Manager, Matthews
                                                     International Capital Management, LLC, 1995-1997.
(1)	Each Trustee serves for an indefinite term until retirement age, or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.
(2)	These Trustees and officers are considered “interested persons” of the Trust as defined under the Act either because of an ownership interest in the Advisor or an office held with the Trust.

M A T T H E W S    A S I A N    F U N D S

For more information about Matthews Asian Funds
visit our Web site at www.matthewsfunds.com
or call toll-free 800-789-ASIA [2742].

B O A R D  O F  T R U S T E E S
Richard K. Lyons, Chairman
G. Paul Matthews
Robert K. Connolly
David FitzWilliam-Lay
Norman W. Berryessa
John H. Dracott, Emeritus

O F F I C E R S
G. Paul Matthews
Mark W. Headley
James E. Walter
Downey L. Hebble

I N V E S T M E N T  A D V I S O R
Matthews International Capital Management, LLC
456 Montgomery Street, Suite 1200
San Francisco, CA 94104
800-789-ASIA [2742]

S H A R E H O L D E R  S E R V I C E S
PFPC Inc.
211 South Gulph Road
King of Prussia, PA 19406
800-892-0382

C U S T O D I A N
The Bank of New York
One Wall Street
New York, NY 10286

L E G A L  C O U N S E L
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street
San Francisco, CA 94105

Matthews Asian Funds  456 Montgomery Street, Suite 1200  San Francisco, CA 94104

Distributed by PFPC Distributors, Inc. AR/G-1002-33M-PDG